Registration No. 333-00201

File No. 811-07489

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 32	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	[X]
OF 1940
Amendment No. 34

Oppenheimer International Growth Fund

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303)768-3200

(Registrant’s Telephone Number, including Area Code)

Arthur S. Gabinet, Esq.

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on January 29, 2015 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on _______________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

OPPENHEIMER
International Growth Fund

Prospectus dated January 29, 2015

NYSE Ticker Symbols
Class A	OIGAX
Class B	IGRWX
Class C	OIGCX
Class R	OIGNX
Class Y	OIGYX
Class I	OIGIX

Oppenheimer International Growth Fund is a mutual fund that seeks capital appreciation. It emphasizes investments in common stocks of foreign companies.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

THE FUND SUMMARY
3	Investment Objective
3	Fees and Expenses of the Fund
3	Principal Investment Strategies
4	Principal Risks
5	The Fund's Past Performance
5	Investment Adviser
5	Portfolio Managers
5	Purchase and Sale of Fund Shares
6	Taxes
6	Payments to Broker-Dealers and Other Financial Intermediaries
MORE ABOUT THE FUND
7	About the Fund's Investments
10	How the Fund is Managed
MORE ABOUT YOUR ACCOUNT
12	About Your Account
12	Choosing a Share Class
15	The Price of Fund Shares
17	How to Buy, Sell and Exchange Shares
23	Dividends, Capital Gains and Taxes
26	Financial Highlights
To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 12 of the prospectus and in the sections "How to Buy Shares" beginning on page 46 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None	None

Annual Fund Operating Expenses [1]
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%	0.05%
Total Annual Fund Operating Expenses	1.14%	1.89%	1.89%	1.39%	0.89%	0.70%

1.

Expenses have been restated to reflect current fees.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$685	$918	$1,170	$1,889	$685	$918	$1,170	$1,889
Class B	$694	$899	$1,231	$1,852	$194	$599	$1,031	$1,852
Class C	$294	$599	$1,031	$2,232	$194	$599	$1,031	$2,232
Class R	$142	$443	$766	$1,680	$142	$443	$766	$1,680
Class Y	$91	$285	$495	$1,101	$91	$285	$495	$1,101
Class I	$72	$225	$391	$874	$72	$225	$391	$874

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions the Fund will:

■

invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and

■

emphasize investments in common stocks of issuers that the portfolio managers consider to be "growth" companies.

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. The Fund can also buy securities convertible into common stock and other securities having equity features. The Fund can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.
       In selecting investments for the Fund's portfolio, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

■

companies that enjoy a strong competitive position and high demand for their products or services;

3	Oppenheimer International Growth Fund

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companies with accelerating earnings growth and cash flow; and

■

diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of the Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

    Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating its investments in any one industry.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors.

     Eurozone Investment Risks. Certain of the regions in which the Fund invests, including the European Union (EU), currently experience significant financial difficulties. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets.

     Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries and those countries are more likely to experience instability resulting from rapid changes or developments in social, political and economic conditions. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may

4	Oppenheimer International Growth Fund

experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both developed and emerging foreign countries. The Fund does not seek current income and is not designed for investors needing income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance (for Class A shares) from calendar year to calendar year and by showing how the Fund's average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
 https://www.oppenheimerfunds.com/fund/InternationalGrowthFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 21.90% (2nd Qtr 09) and the lowest return for a calendar quarter was -19.43% (4th Qtr 08). For the period from January 1, 2014 to December 31, 2014 the cumulative return before sales charges and taxes was -7.22%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years (or life of class, if less)		10 Years (or life of class, if less)
Class A Shares (inception 3/25/96)
Return Before Taxes	(12.56%)	7.09%		6.55%
Return After Taxes on Distributions	(12.88%)	6.93%		6.39%
Return After Taxes on Distributions and Sale of Fund Shares	(7.11%)	5.59%		5.30%
Class B Shares (inception 3/25/96)	(12.53%)	7.22%		6.68%
Class C Shares (inception 3/25/96)	(8.82%)	7.57%		6.39%
Class R Shares (inception 3/1/01)	(8.39%)	8.09%		6.89%
Class Y Shares (inception 9/7/05)	(6.99%)	8.78%		7.27%
Class I Shares (inception 3/29/12)	(6.80%)	9.15%		N/A
MSCI AC World ex-U.S. Index	(3.87%)	4.43%		5.13%
(reflects no deduction for fees, expenses or taxes)		5.68	% [1]	4.82	% [2]

1.

As of 3/31/2012

2.

As of 8/31/2005

Investment Adviser. OFI Global Asset Management, Inc. (the "Manager") is the Fund's investment adviser.  OppenheimerFunds, Inc. (the "Sub-Adviser") is its sub-adviser.

Portfolio Managers. George R. Evans, CFA, has been Vice President and lead portfolio manager of the Fund since March 1996. Robert B. Dunphy, CFA, has been Vice President and co-portfolio manager of the Fund since March 2012.

Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is

5	Oppenheimer International Growth Fund

no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount. For Class I shares, the minimum initial investment is $5 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677.

Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6	Oppenheimer International Growth Fund

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Preferred Stock.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Investing in Foreign Securities. The Fund may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States.

The Fund may also buy debt securities issued by foreign companies. It may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Fund.

While foreign securities may offer special investment opportunities, they are also subject to special risks.

■

Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares.

■

Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.

■

Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.

■

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

■

Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

     Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

     Eurozone Investment Risks . The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states

7	Oppenheimer International Growth Fund

established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).
     The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on, the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies. While smaller companies might offer greater opportunities for gains than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes, and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may have smaller product lines or lack established markets for their products or services and may be dependent on only a few customers or suppliers for a greater amount of their business. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may lack liquidity in a declining market. They may have unseasoned management or less depth in management skill than larger, more established companies. Smaller companies may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in the stock of a small- or mid-sized company, if it realizes any gain at all.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Convertible Securities. The Fund may also buy securities convertible into common stock. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The right to dividends payments on a company's preferred stock is usually subordinate to the rights of its debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or non-cumulative. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. The Sub-Adviser considers some convertible securities to be "equity equivalents" because of the significant impact of their conversion feature on the prices of those securities. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

8	Oppenheimer International Growth Fund

      Convertible securities are subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates rise, the values of already-issued convertible debt securities generally fall. When interest rates fall, however, the values of already-issued convertible debt securities generally rise. Credit risk is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. The credit ratings of convertible securities generally have less impact on their price than the credit ratings of other debt securities.

The Fund does not expect that its holdings of convertible securities or other debt securities will represent more than 5% of its total assets.

Derivative Investments. The Fund can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund can invest up to 25% of net assets in derivatives to seek increased returns or to try to hedge investment risks. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes. The Fund has limits on the amount of particular types of derivatives it can hold.

Hedging.

The Fund can buy and sell put and call options, futures contracts on broad-based securities indices and foreign currencies, forward contracts and options on futures and broad-based securities indices for hedging purposes.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Investing in Special Situations. At times, the Fund may seek to benefit from what are considered to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the anticipated change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Investing in Small, Unseasoned Companies. The Fund may invest in the securities of small, unseasoned companies that have been in operation for less than three years. In addition to the risks of other small-sized issuers, the price of the securities of these companies may be particularly volatile, especially in the short term, and may have very limited liquidity. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers.

Investing in Domestic Securities. The Fund can invest in common and preferred stocks and debt securities of U.S. companies. It can also hold U.S. corporate and government debt securities for defensive and liquidity purposes.  Under normal market conditions, the Fund does not expect to invest a significant amount of its assets in securities of U.S. issuers.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

     The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund's holdings of illiquid securities are monitored on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager, the Sub-Adviser or their affiliates and the Fund may experience losses during periods in which other accounts they advise achieve gains. The Manager and the Sub-Adviser have adopted policies and procedures designed to address potential identified conflicts of interest, however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

Investments by "Funds of Funds." Class I and Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares, or of its outstanding Class I and/or Y shares. The

9	Oppenheimer International Growth Fund

Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund's assets due to large redemptions could also cause the Fund's operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund's shares is included elsewhere in this prospectus.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.
     A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund's investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund's Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $3 billion, 0.65% of the next $5 billion, 0.63% of the next $10 billion, and 0.61% of aggregate net assets over $20 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund's advisory fee for the fiscal year ended November 30, 2014 was 0.65% of average annual net assets, before any applicable waivers.
     The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. During the fiscal year ended November 30, 2014, those indirect expenses were less than 0.01% of average daily net assets and are therefore not shown in the fee table earlier in this prospectus. The Fund's annual operating expenses may vary in future years.

10	Oppenheimer International Growth Fund

     A discussion regarding the basis for the Board's approval of the Fund's investment advisory arrangements is available in the Fund's Annual Report to shareholders for the period ended November 30, 2014.

Portfolio Managers. The Fund's portfolio is managed by George R. Evans, CFA, and Robert B. Dunphy, CFA, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Evans has been a Vice President and lead portfolio manager of the Fund since March 1996. Mr. Dunphy has been Vice President and co-portfolio manager of the Fund since March 2012.

       Mr. Evans has been the Chief Investment Officer, Equities of the Sub-Adviser since January 2013; Director of Equities of the Sub-Adviser from October 2010 through December 2012 and a Senior Vice President of the Sub-Adviser since July 2004. He has been the Director of International Equities of the Sub-Adviser since July 2004. He was Vice President of the Sub-Adviser from October 1993 through July 2004 and Vice President of HarbourView Asset Management Corporation from July 1994 through November 2001.  Mr. Evans is a portfolio manager of other portfolios in the OppenheimerFunds complex.

       Mr. Dunphy has been a Vice President of the Sub-Adviser since January 2011 and Senior Portfolio Manager of the Sub-Adviser since May 2011. He was a Senior Research Analyst and Assistant Vice President of the Sub-Adviser from May 2009 to January 2011, and an Intermediate Research Analyst of the Sub-Adviser from January 2006 to May 2009.  Mr. Dunphy is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

11	Oppenheimer International Growth Fund

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee-based programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares. Class B shares are no longer offered for new purchases.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you purchased Class B shares, you did not pay a sales charge at the time of purchase, but you pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares.
     Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A Shares of Oppenheimer Money Market Fund. See "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class R Shares (formerly Class N Shares). Class R shares are offered only to retirement plans and accounts at net asset value per share without an initial sales charge. If you buy Class R shares you will pay an ongoing asset-based sales charge. See "About Class R Shares" below.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs and eligible employees. See "About Class Y Shares" below.
Class I Shares. Class I shares are only offered to eligible institutional investors that make a minimum initial investment of $5 million or more per account and to retirement plan service provider platforms. See "About Class I Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class R shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by visiting the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment? You can buy most Fund share classes with a minimum initial investment of $1,000. For Class I shares the minimum initial investment is $5 million per account. The Class I share minimum initial investment is waived for retirement plan service provider platforms. Reduced initial minimums are available for other share classes in certain circumstances, including the following:

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Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.

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For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.

There are no subsequent purchase minimums.

Minimum Account Balance. The minimum account balance on Fund accounts is $500, except for Class I shares. Small accounts may be redeemed by the Fund if the value has fallen below $500.

      The minimum account balance for Class I shares is $2.5 million. If a Class I account balance falls below $2.5 million, the account may be redeemed or converted into a Class Y share account. This minimum balance policy does not apply to Class I share accounts for which the minimum initial investment is waived.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

12	Oppenheimer International Growth Fund

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Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares. That is because the effect of the initial sales charge on Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.

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Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.

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Amount of Your Investment.  Your choice will also depend on how much you plan to invest. If you plan to invest more than $100,000, and as your investment horizon increases, Class C shares might not be as advantageous as Class A shares. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases of $100,000 or more. For an investor who is eligible to purchase Class I shares, that share class will be the most advantageous. For other investors who invest $1 million or more, Class A shares will be the most advantageous choice in most cases, no matter how long you intend to hold your shares.

The Distributor normally will not accept purchase orders from a single investor for more than $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class R contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Sub-Adviser or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class R, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

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Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:

13	Oppenheimer International Growth Fund

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your individual accounts (including IRAs, 403(b) plans and eligible college savings programs),

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your joint accounts with your spouse,

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accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. The Transfer Agent will retain the provided values of the qualified share holdings, and apply that Right of Accumulation to future purchases, until any subsequent changes in those qualified share holdings are reported to the Transfer Agent. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

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Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.

Class A Purchases at Net Asset Value.  Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.

     Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letter of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except as described in an Appendix to the Statement of Additional Information). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.

The Distributor pays concessions from its own resources equal to 0.75% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans) plus advances the service fee for those purchases. The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

About Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within a six year "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     Class B shares are no longer offered for new purchases. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.

     Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years Since Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and

14	Oppenheimer International Growth Fund

expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.

Class B shares are no longer offered for new purchases, however, current Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class R Shares (formerly Class N Shares). Class R shares are offered only to retirement plans and accounts. Class R shares are sold at net asset value per share without an initial sales charge. Class R shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. Shareholders who purchased Class R shares of an Oppenheimer fund prior to July 1, 2014 may be subject to a contingent deferred sales charge on shares that are redeemed within 18 months of initial purchase. See "Distribution and Service (12b-1) Plans" in this prospectus for more information. See "Class R Share (formerly Class N Shares) Availability" in the Statement of Additional Information for eligibility requirements.

Effective July 1, 2014, Class N shares of Oppenheimer funds were renamed Class R shares.

About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

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Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;

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"Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and

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Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, subject to the requirement to receive Fund documents electronically through eDocs Direct.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

About Class I Shares. Class I shares are sold at net asset value per share without a sales charge and are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

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make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);

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trade through an omnibus, trust, or similar pooled account; and

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be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

Eligible Class I investors will not receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees on Class I shares. Class I shares are not available directly to individual investors. Individual shareholders who purchase Class I shares through retirement plans or financial intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or financial intermediary platform.

An institutional investor that buys Class I shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office), and most of the special account features available to investors buying other classes of shares, do not apply to Class I shares.

The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

15	Oppenheimer International Growth Fund

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

       Fair Value Pricing. If market quotations are not readily available or (in the Sub-Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

       Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

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any increase in net asset value over the initial purchase price,

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shares purchased by the reinvestment of dividends or capital gains distributions, or

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shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

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shares acquired by the reinvestment of dividends or capital gains distributions,

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other shares that are not subject to the contingent deferred sales charge, and

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shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Oppenheimer fund you exchange into will apply to the acquired shares, except in the case of Class R shares of an Oppenheimer fund purchased prior to July 1, 2014 that are subject to a contingent deferred sales charge, in which case the contingent deferred sales charge applicable to the shares of the Oppenheimer fund you exchange from will continue to apply.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

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Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.

16	Oppenheimer International Growth Fund

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Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which you have not paid a sales charge.

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Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in or if the selected Oppenheimer fund or share class is no longer offered, your investments will be made in Class A shares of Oppenheimer Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker dealer, Class A shares (and, for eligible institutional investors, Class Y or Class I shares) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

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Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

17	Oppenheimer International Growth Fund

Options for Receiving Redemption Proceeds:

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By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.

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By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.

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By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

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Shares of the fund selected for exchange must be available for sale in your state of residence.

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The selected fund must offer the exchange privilege.

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You must meet the minimum purchase requirements for the selected fund.

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Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.

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Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Frequent Purchase, Redemption and Exchange Limitations

The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchase, redemption or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase, redemption or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of that Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Fair Value Pricing" in this Prospectus.

There is no guarantee that this policy will be sufficient to identify and prevent all frequent purchases, redemptions or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds' policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund's shareholders. No matter how the Fund defines frequent purchases, redemptions or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund's portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee

18	Oppenheimer International Growth Fund

that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases, redemptions or exchanges.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.

Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund's policy to detect and deter frequent purchases, redemptions and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.

Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in "omnibus" or "street name" accounts ("omnibus accounts") in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund's request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns which may suggest frequent trading by the underlying owners. Financial intermediaries will be required to apply the Fund's policy in addition to their own frequent trading controls. For financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.

30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.

Exceptions to 30-Day Exchange Limit

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Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of a Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.

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Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.

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Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.

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Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.

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Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y and Class I share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

19	Oppenheimer International Growth Fund

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

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Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.

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Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.

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Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.

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Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.

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Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.

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Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.

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Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

The Transfer Agent maintains physical, electronic and procedural safeguards that are reasonably designed to protect your personal account information. You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others. We advise you not to send personal or account information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

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The Fund's name;

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For existing accounts, the Fund account number (from your account statement);

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For new accounts, a completed account application;

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For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;

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For redemptions, any special payment instructions;

■

For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;

■

For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);

■

For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;

■

For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and

■

Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

■

You wish to redeem more than $100,000 and receive a check;

■

The redemption check is not payable to all shareholders listed on the account statement;

■

The redemption check is not sent to the address of record on your account statement;

■

Shares are being transferred to a Fund account with a different owner or name; or

20	Oppenheimer International Growth Fund

■

Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

■

a U.S. bank, trust company, credit union or savings association,

■

a foreign bank that has a U.S. correspondent bank,

■

a U.S. registered dealer or broker in securities, municipal securities or government securities, or

■

a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

■

transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.

■

have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent.

Class B shares are no longer offered for new purchases. Any Class B share purchases for existing accounts will be made in Class A shares of Oppenheimer Money Market Fund.

The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group omnibus retirement plan. Purchase, redemption, exchange and transfer requests for a group omnibus retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

■

Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.

■

SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.

■

SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.

21	Oppenheimer International Growth Fund

■

403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

■

"Single K" Plans. These are 401(k) plans for self-employed individuals.

■

Qualified Plans. These plans are designed for businesses and self-employed individuals.

Class B shares are no longer offered for any new purchases. Any investments for existing Class B share retirement accounts received will be made in Class A shares of Oppenheimer Money Market Fund.

      Class I shares are only available to plans that make an initial investment of $5 million or more (per account) or to retirement plan service provider platforms.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a service plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class R shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class R shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class R shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class R shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class R shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Money Market Fund. No sales concessions will be paid on those purchases, however a concession may be paid if the acquired Oppenheimer Money Market Fund shares are exchanged for shares of another Oppenheimer fund.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class R Shares (formerly Class N Shares): For certain Class R shares of Oppenheimer funds purchased prior to July 1, 2014, at the time of the Class R share purchase, the Distributor paid financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor paid the intermediary at the time of a Class R share purchase was 1.00% of the purchase price. The Distributor then retained the asset-based sales charge on Class R shares on an ongoing basis. For those Class R share accounts where the Distributor paid a financial intermediary a sales concession at the time of purchase, shareholders were subject to a contingent deferred sales charge of 1.00% if the shares were redeemed within 18 months.

Effective July 1, 2014, Class R shares no longer impose a contingent deferred sales charge on new purchases. The contingent deferred sales charge will remain in effect for shares purchased prior to July 1, 2014 and exchanged for Class R shares of another Oppenheimer fund after that date. The Distributor will no longer make concession payments at the time of purchase. For all Class R shares purchased on or after July 1, 2014 the Distributor pays intermediaries a 0.25% service fee and a 0.25% asset based sales charge on an ongoing basis.

Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing

22	Oppenheimer International Growth Fund

activities. Those payments are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Sub-Adviser and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. The Fund does not pay any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees with respect to Class I shares and the Sub-Adviser and the Distributor do not normally make payments out of their own resources and/or assets, with respect to that share class. Payments by the Sub-Adviser or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Sub-Adviser or Distributor's relationship with the intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Sub-Adviser, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Sub-Adviser or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

      Dividends and distributions are paid separately for each share class. The dividend distributions paid on Class A, Class Y and Class I shares will generally be higher than those on Class B, Class C and Class R shares, since those classes normally have higher expenses than Class A, Class Y and Class I.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

■

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

23	Oppenheimer International Growth Fund

■

Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.

■

Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income (except as discussed below) and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. The maximum rate for individuals and certain other non-corporate taxpayers, applicable to long-term capital gains, is either 15% or 20%, depending on whether the taxpayer's income exceeds certain threshold amounts.

In the case of individuals and other non-corporate taxpayers, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund's distributions are paid from these types of dividends, and provided certain other fund and shareholder level holding period requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

The Fund may be subject to foreign income taxes on income or gains from foreign securities. If at the end of the Fund's fiscal year more than 50% of the Fund's assets are invested in foreign securities, the Fund may make an election that would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service ("IRS") statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. In addition, under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays and, after December 31, 2016, the gross proceeds of share redemptions and certain capital gains it pays to certain shareholders that fail to meet prescribed information reporting or certification requirements.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against your U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable. The Fund will notify you if this occurs. In such a case, you would need to reduce the cost basis of your shares for tax purposes, which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares. Any such distribution in excess of your cost basis in your shares will be treated as capital gain.

Cost Basis Reporting. The Fund is required to report to the IRS, and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2012 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption and (iii) the holding period for the redeemed shares.

The default method for calculating the cost basis of covered shares is based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

24	Oppenheimer International Growth Fund

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average cost basis.

     This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax advisor about the effect of an investment in the Fund on your particular tax situation and about any changes to the applicable law that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

25	Oppenheimer International Growth Fund

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

26	Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 28, 2014 [1]	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$37.45	$30.43	$26.43	$25.75	$24.27
Income (loss) from investment operations:
Net investment income [2]	0.38	0.36	0.35	0.23	0.18
Net realized and unrealized gain (loss)	(1.11)	7.02	3.85	0.59	1.45
Total from investment operations	(0.73)	7.38	4.20	0.82	1.63
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.36)	(0.20)	(0.14)	(0.15)
Net asset value, end of period	$36.45	$37.45	$30.43	$26.43	$25.75

Total Return, at Net Asset Value [3]	(1.95)%	24.52%	16.06%	3.16%	6.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,726,302	$3,903,102	$2,388,159	$1,663,354	$1,554,785
Average net assets (in thousands)	$4,897,214	$3,048,384	$1,762,405	$1,730,811	$1,474,415
Ratios to average net assets: [4]
Net investment income	1.02%	1.05%	1.25%	0.83%	0.73%
Total expenses [5]	1.14%	1.21%	1.45%	1.36%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.20%	1.28%	1.32%	1.34%
Portfolio turnover rate	12%	12%	15%	19%	23%

1.	November 28, 2014 and November 29, 2013 represent the last business days of the Fund's respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%
Year Ended November 30, 2010	1.39%

27	Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

Class B	Year Ended November 28, 2014 [1]	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$35.62	$28.89	$25.09	$24.51	$23.14
Income (loss) from investment operations:
Net investment income (loss) [2]	0.08	0.10	0.14	0.01	(0.02)
Net realized and unrealized gain (loss)	(1.04)	6.69	3.66	0.57	1.39
Total from investment operations	(0.96)	6.79	3.80	0.58	1.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	0.00	0.00	0.00
Net asset value, end of period	$34.66	$35.62	$28.89	$25.09	$24.51

Total Return, at Net Asset Value [3]	(2.70)%	23.56%	15.15%	2.37%	5.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,058	$31,300	$32,852	$39,319	$55,020
Average net assets (in thousands)	$27,680	$31,491	$35,472	$51,183	$67,453
Ratios to average net assets: [4]
Net investment income (loss)	0.22%	0.30%	0.53%	0.04%	(0.07)%
Total expenses [5]	1.90%	2.04%	2.30%	2.35%	2.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.98%	2.07%	2.13%	2.13%
Portfolio turnover rate	12%	12%	15%	19%	23%

1.	November 28, 2014 and November 29, 2013 represent the last business days of the Fund's respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%
Year Ended November 30, 2010	2.41%

28	Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

Class C	Year Ended November 28, 2014 [1]	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$35.54	$28.87	$25.07	$24.47	$23.10
Income (loss) from investment operations:
Net investment income (loss) [2]	0.09	0.09	0.14	0.03	(0.01)
Net realized and unrealized gain (loss)	(1.04)	6.71	3.66	0.57	1.38
Total from investment operations	(0.95)	6.80	3.80	0.60	1.37
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.13)	0.00	0.00	0.00 [3]
Net asset value, end of period	$34.49	$35.54	$28.87	$25.07	$24.47

Total Return, at Net Asset Value [4]	(2.68)%	23.64%	15.16%	2.45%	5.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$498,041	$368,340	$206,019	$189,147	$196,001
Average net assets (in thousands)	$471,895	$267,686	$194,518	$210,320	$198,031
Ratios to average net assets: [5]
Net investment income (loss)	0.25%	0.29%	0.53%	0.12%	(0.04)%
Total expenses [6]	1.89%	1.93%	2.05%	2.04%	2.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.93%	2.05%	2.04%	2.09%
Portfolio turnover rate	12%	12%	15%	19%	23%

1.	November 28, 2014 and November 29, 2013 represent the last business days of the Fund's respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%
Year Ended November 30, 2010	2.10%

29	Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

Class R	Year Ended November 28, 2014 [1]	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$36.81	$29.89	$25.98	$25.33	$23.89
Income (loss) from investment operations:
Net investment income [2]	0.28	0.26	0.27	0.17	0.12
Net realized and unrealized gain (loss)	(1.09)	6.92	3.78	0.57	1.43
Total from investment operations	(0.81)	7.18	4.05	0.74	1.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.26)	(0.14)	(0.09)	(0.11)
Net asset value, end of period	$35.80	$36.81	$29.89	$25.98	$25.33

Total Return, at Net Asset Value [3]	(2.19)%	24.23%	15.73%	2.90%	6.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,630	$272,619	$158,362	$113,905	$100,249
Average net assets (in thousands)	$341,419	$213,038	$137,418	$115,153	$92,184
Ratios to average net assets: [4]
Net investment income	0.74%	0.79%	0.97%	0.60%	0.48%
Total expenses [5]	1.39%	1.45%	1.70%	1.65%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.44%	1.57%	1.56%	1.58%
Portfolio turnover rate	12%	12%	15%	19%	23%

1.	November 28, 2014 and November 29, 2013 represent the last business days of the Fund's respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%
Year Ended November 30, 2010	1.73%

30	Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

Class Y	Year Ended November 28, 2014 [1]	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010
Per Share Operating Data
Net asset value, beginning of period	$37.35	$30.34	$26.38	$25.71	$24.20
Income (loss) from investment operations:
Net investment income [2]	0.46	0.46	0.48	0.36	0.30
Net realized and unrealized gain (loss)	(1.10)	6.99	3.80	0.58	1.46
Total from investment operations	(0.64)	7.45	4.28	0.94	1.76
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.44)	(0.32)	(0.27)	(0.25)
Net asset value, end of period	$36.36	$37.35	$30.34	$26.38	$25.71

Total Return, at Net Asset Value [3]	(1.71)%	24.91%	16.54%	3.63%	7.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,774,567	$6,691,921	$4,381,526	$2,996,792	$2,436,200
Average net assets (in thousands)	$8,185,239	$5,487,802	$3,865,270	$2,934,647	$2,042,580
Ratios to average net assets: [4]
Net investment income	1.23%	1.38%	1.72%	1.30%	1.22%
Total expenses [5]	0.89%	0.90%	0.87%	0.91%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.90%	0.87%	0.87%	0.81%
Portfolio turnover rate	12%	12%	15%	19%	23%

1.	November 28, 2014 and November 29, 2013 represent the last business days of the Fund's respective reporting periods.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%
Year Ended November 30, 2010	0.81%

31	Oppenheimer International Growth Fund

FINANCIAL HIGHLIGHTS

Class I	Year Ended November 28, 2014 [1]	Year Ended November 29, 2013 [1]	Period Ended November 30, 2012 [2]
Per Share Operating Data
Net asset value, beginning of period	$37.41	$30.37	$28.71
Income (loss) from investment operations:
Net investment income [3]	0.55	0.44	0.21
Net realized and unrealized gain (loss)	(1.11)	7.08	1.45
Total from investment operations	(0.56)	7.52	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.48)	0.00
Net asset value, end of period	$36.43	$37.41	$30.37

Total Return, at Net Asset Value [4]	(1.51)%	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,763,546	$1,870,890	$108,917
Average net assets (in thousands)	$3,030,734	$961,530	$61,111
Ratios to average net assets: [5]
Net investment income	1.47%	1.28%	1.10%
Total expenses [6]	0.70%	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.72%	0.74%
Portfolio turnover rate	12%	12%	15%

1.	November 28, 2014 and November 29, 2013 represent the last business days of the Fund's respective reporting periods.
2.	For the period from March 29, 2012 (inception of offering) to November 30, 2012.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

32	Oppenheimer International Growth Fund

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated November 30, 2014, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-07489 SP0825.001.0115

Oppenheimer
International Growth Fund

NYSE Ticker Symbols
Class A	OIGAX
Class B	IGRWX
Class C	OIGCX
Class R	OIGNX
Class Y	OIGYX
Class I	OIGIX

January 29, 2015

Statement of Additional Information

This document contains additional information about the Fund and supplements information in the prospectus dated, January 29, 2015 (the "Prospectus").

This Statement of Additional Information ("SAI") is not a prospectus. It should be read together with the Prospectus. The Fund's financial statements are incorporated by reference into this SAI from its most recent Annual Report. The Fund's Prospectus and most recent Annual Report may be obtained without charge, upon request, by writing to OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown below, or by downloading it from the OppenheimerFunds website at www.oppenheimerfunds.com.

Oppenheimer International Growth Fund 6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (255.5677)

Contents

About the Fund
1	Additional Information About the Fund's Investment Policies and Risks
1	The Fund's Main Investment Policies
4	Other Investments and Investment Strategies
16	Investment Restrictions
17	Disclosure of Portfolio Holdings
19	How the Fund is Managed
21	Board of Trustees and Oversight Committees
22	Trustees and Officers of the Fund
33	The Manager and the Sub-Adviser
37	Brokerage Policies of the Fund
39	Distribution and Service Arrangements
41	Payments to Financial Intermediaries
About Your Account
44	About Your Account
46	How to Buy Shares
49	How to Sell Shares
51	How to Exchange Shares
52	Distributions and Taxes
58	Additional Information About the Fund
Appendix A: Special Sales Charge Arrangements and Waivers
59	Appendix A
Appendix B: Ratings Definitions
62	Appendix B
FINANCIAL STATEMENTS
70	Financial Statements
To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

OFI Global Asset Management, Inc. ("OFI Global"), the Fund's investment adviser, has retained OppenheimerFunds, Inc. (the "Sub-Adviser") to choose the Fund's investments and provide related advisory services to the Fund. The portfolio manager(s), who is responsible for the day-to-day management of the Fund's portfolio, is employed by the Sub-Adviser unless indicated otherwise. In this Statement of Additional Information ("SAI"), references to the "Manager" mean OFI Global and the Sub-Adviser unless the context indicates otherwise or unless otherwise specified. Prior to January 1, 2013, all references in this SAI to the "Sub-Adviser" refer to OppenheimerFunds, Inc. in its capacity as the Manager.

The investment objective, the principal investment policies and the principal risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's Sub-Adviser can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's Main Investment Policies

The Fund focuses its investments in common stocks of foreign growth companies, but it can also invest in other types of securities, including those described below.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall, their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Growth Companies. Growth companies are those companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of factors that characterize them as "growth" issuers. They might:

■

be generating or applying new technologies, new or improved distribution techniques or new services,

■

own or develop natural resources,

■

be companies that can benefit from changing consumer demands or lifestyles, or

■

be companies that have projected earnings in excess of the average for their sector or industry.

Securities of newer growth companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of more established companies.

The Sub-Adviser looks for growth companies with strong, capable management, sound financial and accounting policies, successful product development and marketing and other factors that the Sub-Adviser believes are favorable for the long term.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or

1

adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Foreign Investing. The Fund invests primarily in "foreign securities." Foreign securities include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governments or by supra-national entities such as the World Bank, or by their agencies or instrumentalities. "Foreign securities" also include securities of companies that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad, even if those companies are located in the United States or organized under U.S. laws.

Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets. The Fund also considers securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets to be "foreign securities" for its investment allocation purposes.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in foreign issuers that may offer growth potential, or to invest in countries with economic, business or market cycles that differ from those of the U.S.

The percentage of the Fund's assets that are allocated to issuers in a particular foreign country may vary over time depending on a number of factors including, for example: a country's balance of payments, growth of gross national product, natural resources, reliance on a particular industry or industries, rate of inflation, interest rates, economic self-sufficiency, rate of capital reinvestment, market conditions, currency value, international trading patterns, trade barriers, diplomatic developments, and social and political factors.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

■

a lack of public information about foreign issuers;

■

lower trading volume and less liquidity in foreign securities markets than in U.S. markets;

■

greater price volatility in foreign markets than in U.S. markets;

■

less government regulation of foreign issuers, exchanges and brokers than in the U.S.;

■

a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;

■

fluctuations in the value of foreign investments due to changes in currency rates;

■

the expense of currency exchange transactions;

■

greater difficulties in pricing securities in foreign markets;

■

foreign government restrictions on investments by U.S. and other non-local entities;

■

higher brokerage commission rates than in the U.S.;

■

increased risks of delays in clearance and settlement of portfolio transactions;

■

unfavorable differences between the U.S. economy and some foreign economies;

■

greater difficulty in commencing and pursuing lawsuits or other legal remedies;

■

less regulation of foreign banks and securities depositories;

■

increased risks of loss of certificates for portfolio securities;

■

government restrictions on the repatriation of profits or capital or other currency control regulations;

■

the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

■

the reduction of income by foreign taxes.

In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars. The Fund must compute its net asset value and its income in U.S. dollars and a change in the dollar value of a foreign currency will generally result in a change in the Fund's net asset value or its investment income that is available for distribution to shareholders. Foreign currency losses that occur after the Fund has distributed income may result in the Fund's having made a distribution that was larger than its investment income during a particular fiscal period. In that case, the additional amount distributed would be classified as a return of capital to shareholders.

2

Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

Eurozone Investment Risks. The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries, each known as a member state. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU countries, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment and budget deficits as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU countries. The sovereign debt of several of these countries was downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU countries will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and institutions. Such assistance could depend on a country's implementation of reforms or attainment of a certain level of performance. Failure by one or more EU countries to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

Additionally, it is possible that EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment; however investments in foreign mutual funds by the Fund are subject to limits under the Investment Company Act.

Other types of foreign corporations may also be considered PFICs if their percentage of passive income or passive assets exceeds the limits described above. The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

Additional risks of investing in other investment companies are described under "Investments in Other Investment Companies."

3

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case, its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," a number of factors may be considered, including:

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whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;

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whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;

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whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and

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the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

While the Fund will generally invest in convertible securities that are rated as investment-grade, it can also invest in higher-yielding convertible securities that are rated below investment-grade. See "Investments in Debt Securities" for more information regarding the credit ratings policies of the Fund.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

The Fund can invest up to 5% of its total assets in rights and warrants, not including rights and warrants the Fund acquires as part of securities units or that are attached to other securities the Fund buys.

Debt Securities. Although the Fund invests mainly in equity securities, it can also invest in bonds, debentures and other debt securities. It is not anticipated that a significant amount of the Fund's assets will be invested in debt securities. In general, debt securities are subject to the following risks:

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Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

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Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. "Effective duration" attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond's value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

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Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. In making investments in debt securities, the investment adviser may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they may be assigned a rating by the investment adviser in categories similar to those of a rating organization. The Fund does not have

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investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the investment adviser's evaluation of investment opportunities available within the debt securities markets.

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Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund's lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

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Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security's call date. Such a decision by the issuer could have the effect of lengthening the debt security's expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

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Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

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Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security's expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

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Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund's books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds' prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund's holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer's securities may decrease as result of a decline in an issuer's credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer's cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).

Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as "quantitative easing". As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for

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certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

While the Fund can invest in lower-grade debt securities, its debt investments will generally be investment-grade.

Foreign Debt Securities.  Foreign debt securities include securities issued by foreign governments and companies as well as by "supra-national" entities or their agencies or instrumentalities. Investment in the debt securities of a foreign government or its agencies and instrumentalities ("foreign sovereign debt") may involve a high degree of risk. Foreign sovereign debt obligations may or may not be supported by the full faith and credit of the foreign government. Because of political or economic constraints, the government entity that issued the debt security may not be willing or able to pay interest or repay principle when due. In such a situation, it may request rescheduling the debt or extending further loans to the entity. If a foreign government entity defaults on a debt obligation, there may be few or no legal remedies available for collecting the amounts due.

Debt securities issued by certain "supra-national" entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

Credit Ratings of Debt Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the debt securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality or indicative of market value risk. Debt securities that have the same maturity, coupon and rating may have different yields, while other debt securities that have the same maturity and coupon but different ratings may have the same yield. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

"Investment-grade" securities are those rated within the four highest rating categories of S&P's, Moody's, Fitch or another nationally recognized statistical rating organization (or, in the case of unrated securities, determined by the Sub-Adviser to be comparable to securities rated investment-grade). While securities rated within the fourth highest category by S&P's (meaning BBB+, BBB or BBB-) or by Moody's (meaning Baa1, Baa2 or Baa3) are considered "investment-grade," they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the Sub-Adviser uses the highest rating assigned.

Below-investment-grade securities (also referred to as "junk bonds") are those rated below investment grade by the S&P, Moody's, Fitch or other nationally recognized statistical rating organization or unrated securities the Sub-Adviser believes are of comparable quality.

After a Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event requires a Fund to sell the security, but the Sub-Adviser will consider such events in determining whether a Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, Fitch or another nationally recognized statistical rating organization change as a result of changes in those rating organizations or their rating systems, a Fund will attempt to use similar ratings as standards for investments in accordance with the Fund's investment policies. The Sub-Adviser continuously monitors the issuers of below-investment-grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests.

A list of the rating categories of Moody's, S&P, Fitch and other nationally recognized statistical rating organizations for debt securities is contained in an Appendix to this SAI.

     Unrated Securities. Because a Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the Sub-Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the Sub-Adviser to be comparable to rated investment-grade or below-investment-grade securities. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Sub-Adviser's rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that a Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Sub-Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer's management, and regulatory factors affecting the issuer or the particular facility.

The Fund can invest in securities rated as low as "C" or "D" or that may be in default at the time the Fund buys them.

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The Fund is not obligated to dispose of a security if the rating is reduced after the Fund buys the security, but the Manager will monitor those securities to determine whether they should be retained in the Fund's portfolio.

     Risks of Lower-Grade Securities. Lower rated securities generally have a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's lower credit rating may also increase the potential for its insolvency. There may be less of a market for lower-grade securities and therefore they may be harder to sell at an acceptable price. As a result of limited liquidity, the prices of lower-grade securities have at times experienced significant and rapid decline when a substantial number of investors have decided to sell, which is more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower-grade bonds and adversely affect the values of outstanding bonds.

In the case of foreign high yield bonds, these risks are in addition to the risks of foreign investing discussed in the Prospectus and in this SAI.

The Fund does not intend to invest more than 5% of its total assets in debt securities under normal circumstances, which may reduce the risks to the Fund.

Investing in Small, Unseasoned Companies. These are companies that have typically been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security's price than that trading activity would have on the security price of a larger company. These securities may be considered speculative and could increase overall portfolio risks.

The Fund has no limit on the amount of its net assets that may be invested in those securities.

Investing in Cyclical Opportunities. Although the Fund focuses on long-term growth, it might seek to take advantage of short-term market movements or events affecting particular issuers or industries by investing in companies that are sensitive to changes in the business cycle. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is the risk that those securities might lose value if the business cycle becomes unfavorable to that issuer or industry or if the Sub-Adviser's expectations for favorable cyclical movement is not realized.

Derivatives and Hedging. The Fund can invest in a variety of derivative instruments for liquidity, to seek income or investment return or for hedging purposes. Some of the derivative instruments and hedging strategies that the Fund may use are:

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futures

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put and call options

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currency options

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options on futures

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forward contracts

The Fund can use derivatives to attempt to hedge against declines in the market value of securities in the Fund's portfolio, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. The Fund can also use derivatives to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the Fund would normally purchase the securities and then terminate the derivative position.

The Fund is not obligated to use hedging, even though it is permitted to do so, as described below. The Fund's hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform in the way that the Fund anticipates.

The Fund may use derivatives and hedging to the extent consistent with its investment objective, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in the Fund's Prospectus or this SAI. The Fund can employ other derivatives or hedging instruments and strategies, including new ones that are developed, if those investments or strategies are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

The Fund does not currently anticipate using derivatives or hedging to a significant degree.

Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices ("stock index futures"), (2) an individual stock ("single stock futures"), or (3) foreign currencies ("forward contracts").

Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The buyer or seller of a stock index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index over the term of the contract. A stock index cannot be purchased or sold directly.

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Single Stock Futures. A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security of an issuer to settle the futures transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. They are discussed below in the section "Buying and Selling Options on Foreign Currencies."

These futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchaser then realizes any loss or gain on the futures transaction for tax purposes.

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Options may be exchange-traded or over-the-counter and include securities options, index options, currency options, commodities options, and options on futures.

Up to 25% of the Fund's total assets can be subject to call options the Fund sells. The Fund will not sell put options if more than 50% of the Fund's net assets would be required to be segregated to cover such options. The Fund can buy a put or call option only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

Selling Covered Call Options.  If the Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.

A call option on a security is an agreement by the seller to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller realizes a profit from the cash premium it received. Any such profits earned by the Fund are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

A call on a securities index is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

The Fund's custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation as the escrow agent for securities that are subject to a call option the Fund has sold. The Options Clearing Corporation will only release those securities when the call option expires or when the Fund enters into a closing transaction. No margin is required for those transactions.

When the Fund sells an over-the-counter ("OTC") call option, it will typically enter into an arrangement with a securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the amount that the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on an OTC call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund will realize a profit or loss, depending upon whether the premium received on the call is more or less than the amount of the option transaction costs and the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain both the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed by the Fund.

A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets

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drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.

When the Fund sells a call on an index, it receives a payment in cash (a premium). If the buyer of the call option exercises it, the Fund will pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the Fund would keep the cash premium without being obligated to make any payments to the purchaser of the call.

The Fund's custodian bank, or a securities depository acting for the custodian bank, through the Options Clearing Corporation ("OCC"), acts as the escrow agent for securities that are subject to a call option the Fund has sold. OCC will only release those securities when the call option expires or when the Fund enters into a closing transaction. No margin is required for those transactions.

When the Fund sells an over-the-counter ("OTC") option, it will typically enter into an arrangement with a securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the amount that the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on an OTC call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised. The Fund will realize a profit or loss, depending upon whether the premium received on the call is more or less than the amount of the option transaction costs and the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain both the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed by the Fund.

Selling Put Options. A put option on a security or a securities index gives the purchaser the right, during the option period, to sell the underlying investment to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by the Fund by identifying liquid assets with a value equal to or greater than the exercise price of the put option, to secure the obligation. In this case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

The seller of a put is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. If the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller could incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Settlement of a put on an index is in cash rather than by delivery of the underlying investment. Any profits earned by the Fund from writing put options are considered short-term capital gains for federal income tax purposes, and are taxable as ordinary income when distributed to shareholders.

Purchasing Call Options. A call option may be purchased by the Fund to seek to benefit from an anticipated rise in a particular security or in a securities index. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the exercise price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

Purchasing Put Options. A put on a security or securities index may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realize any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

Settlement of a put on a securities index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on the changes to the prices of the securities that make up the index.

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The Fund may also buy a put on an investment it does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would not be exercised and would become worthless on its expiration date.

Put and Call Options on Futures. A call on a futures contract may be sold by the Fund without owning the futures contract or securities deliverable under the contract. The call is covered by the Fund by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the Fund will identify additional liquid assets on its books. Therefore, the receipt of an exercise notice by the Fund as to a future would not require the delivery of the futures contract under any circumstances. It would, however, put the Fund in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased by the Fund on a future it does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities the Fund owns and against increases in the dollar cost of foreign securities the Fund anticipates buying. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options.

If the value of a foreign currency rises against the U.S. dollar, the cost of securities denominated in that currency increases. The increased cost of those securities may be partially offset by purchasing calls or selling puts on the foreign currency. If the value of a foreign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by selling calls or purchasing puts on the foreign currency. If the currency rate fluctuates in an adverse direction from the option position, however, the option premium payments and transaction costs would have been incurred without a corresponding benefit.

A call on a foreign currency could be sold to provide a hedge against a decline in the U.S. dollar value of a security denominated in that currency or in a different currency (known as a "crosshedging" strategy).  A call on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The Fund may also cover the option by maintaining identified cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option.

Foreign Currency Forward Contracts. Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, the Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend or interest payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts to sell the foreign currency could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

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In some cases, at or before the maturity of a forward contract, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver, the Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively, the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

Forward Contract Limitations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, the Fund could purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund could purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. The Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of the Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. In addition, the credit and performance risk of the relevant counterparty to the forward contract (e.g., a central clearing house counterparty or a bilateral agreement counterparty) must also be evaluated.

Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:

Selection Risk.  If the Sub-Adviser uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An exchange traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

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Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.

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Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.

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The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

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Speculators may consider that deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Total Return Swap Transactions. The Fund can enter into total return swap agreements to gain exposure to the overall commodity markets. In a total return swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.

Swap agreements entail the risk that the counterparty might default on the contract. If the counterparty defaults, the Fund may lose any contractual payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may also engage in swap transactions that have more than one period and therefore more than one exchange of assets. The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

Asset Coverage for Certain Investments and Trading Practices. A Fund will segregate with its custodian or otherwise designate on its books and records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to "cover" its obligations with respect to such transactions. Depending upon the contractual terms of the derivatives instrument, the customary settlement practice associated with the derivative instrument and the instrument's liquidity, among other things, the amounts that are segregated or designated may be based on the notional (or contract) amount of the derivative or on the daily mark-to-market obligation under the derivatives contract. These amounts may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. With respect to less liquid derivative instruments (or in other situations in which the Sub-Adviser believes it necessary), a Fund may segregate amounts in addition to the amounts described above. By segregating or designating liquid assets equal to only the mark-to-market obligation under a derivatives contract, a Fund will have the ability to utilize these instruments to a greater extent than if the Fund segregated or designated liquid assets equal to the full market value of the underlying asset or the notional (or contract) amount of the instrument.

In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may "cover" a written put option with a purchased put option with the same or higher exercise price). Although the Sub-Adviser will attempt to ensure that a Fund has sufficient liquid assets to meet its obligations under its derivative contracts, it is possible that the Fund's liquid assets may be insufficient to support such obligations under its derivatives positions.

Segregating or designating a large percentage of the Fund's liquid assets could impede the Sub-Adviser's ability to manage the Fund's portfolio. A Fund may modify its asset segregation policies from time to time.

Other Derivatives. The Fund may invest in other types of derivative instruments. The other derivative investments the Fund can use include "debt exchangeable for common stock" or "equity-linked debt securities," which are debt securities that are exchangeable for common stock of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

Regulatory Aspects of Derivatives and Hedging Instruments. As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Manager must either operate within certain

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guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a "commodity pool operator" ("CPO") with respect to the Fund, and, upon the finalization of additional CFTC rules, be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for "bona fide hedging purposes," or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

While the Manager will be registered as a CPO under the CEA, the Manager currently intends to limit and monitor, consistent with internal compliance procedures, the Fund's use of futures, options on such futures, commodity options and certain swaps in order to permit the Fund to continue to claim an exemption under the CFTC rules. As such, with respect to the management of the Fund, the Manager will not be subject to the disclosure, reporting and recordkeeping requirements under the CFTC rules.

Financial reform legislation enacted in 2010 that is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, the Fund's ultimate counterparty is a central derivatives clearing organization, or clearing house, rather than a bank or broker. The Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of central clearing house counterparties. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to central clearing house counterparties immediately following execution of the agreement. Central clearing house counterparties and the members of such clearing houses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.

The Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearing house counterparty is willing or able to clear the transaction on the Fund's behalf. In such an event, the Fund is likely to have to pay a termination amount to the executing broker. Further, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund's futures commission merchant or the clearing house counterparty, because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant's customers. Also, the Fund is subject to the risk that the futures commission merchant will use the Fund's assets, which are held in an omnibus account with assets belonging to the futures commission merchant's other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearing house counterparty. In addition, futures commission merchants generally provide to the clearing house counterparty the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. The Fund is therefore subject to the risk that a clearing house counterparty will not make variation margin payments owed to the Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, the Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.

The ultimate impact of the 2010 financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions.

Tax Aspects of Certain Derivatives and Hedging Instruments.  Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax potentially applicable to the Fund and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.

gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time the Fund actually collects such receivables or pays such liabilities, and

2.

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

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Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Institutions must meet credit requirements set by the investment adviser from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the institution fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The investment adviser will monitor the institution's creditworthiness to confirm that it is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the investment adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of a debt obligation to a party for a specified price, with the simultaneous agreement to repurchase it from that party on a future date at a higher price. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the price that the Fund is required to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements until payment is made to the other party.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the investment adviser determines the liquidity of portfolio investments. The holdings of illiquid and restricted securities are monitored on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.  Liquidity may dissipate at any time and there can be no assurance that the investment adviser's liquidity determinations will be correct or that a reduction in liquidity will not occur between the time such determination is made and an event prompting the Fund to sell a security.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the security might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the investment adviser under the policies and procedures. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing and Leverage. The Fund has the ability to borrow money, to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing, except that it may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

When the Fund borrows, it segregates or identifies securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fail to meet this 300% asset coverage requirement, it will reduce its

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borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as "leverage." If the Fund does borrow, its expenses may be greater than comparable funds that do not borrow. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies can include open-end funds, closed-end funds, business development companies and unit investment trusts. Exchange-traded funds ("ETFs"), which are typically open-end funds or unit investment trusts, are listed on a stock exchange. These investments may provide a way to gain exposure to segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio at times when it is not possible to buy those portfolio securities directly.

Investing in another investment company may involve paying a substantial premium above the value of that investment company's portfolio securities. The Fund does not intend to invest in other investment companies unless the investment adviser believes that the potential benefits of an investment justify the expenses. As a shareholder of an investment company, the Fund would be subject to its ratable share of that company's expenses, including its advisory and administration expenses.  Investments in other investment companies are subject to limits set forth in the Investment Company Act.

These investments are subject to limits set forth in the Investment Company Act and the following additional limitation: the Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Sub-Adviser believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to invest cash received from the sale of its shares or portfolio securities.

These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Loans of Portfolio Securities. The Fund may lend securities to broker-dealers and other parties to earn income or for other purposes. There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. The Fund receives collateral from the borrowers consisting of cash or securities of the U.S. government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities or the Fund will take steps to terminate the loan. If the Fund receives cash collateral from the borrower, the Sub-Adviser, may cause that cash to be invested in certain high quality, short-term investments, including in money market funds. The Fund will be subject to its proportional share of the expenses of such money market funds, including management fees. A collateral administration fee will also be charged on the value of cash collateral invested. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. If a borrower defaults on its obligation to return the securities loaned, the Fund could experience delays and costs in recovering the securities or in gaining access to the collateral. The Fund's participation in loans of securities also may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund, and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Distributions and Taxes," below.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year.

Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which could reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be prone to operational and informational security risks resulting from breaches in cyber security ("cyber-attacks"). A cyber-attack refers to both intentional and unintentional events that may cause a

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Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund's operations through "hacking" or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund's websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund's systems.

Cyber security failures or breaches by the Fund's affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both the Fund and shareholder, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund's net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the investment adviser has policies and procedures (and risk management systems) designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investment in such securities to lose value and may result in financial loss for Fund shareholders.

Investment Restrictions

Diversification. The Fund is classified as a "diversified" fund under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

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67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or

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more than 50% of the outstanding shares.

The Fund's investment objective is not a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

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The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities & Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

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The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or

16

exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

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The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act, a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry.  However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

For purposes of the Fund's policy with respect to concentration, described above, the Fund has adopted an industry classification that is not a fundamental policy.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

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The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager/Sub-Adviser, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could

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negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager/Sub-Adviser, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager/Sub-Adviser and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in accordance with the Fund's, the Manager's/Sub-Adviser's, the Distributor's and the Transfer Agent's policies and procedures regarding dissemination of information about the Fund's portfolio holdings.

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Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Schedule of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds website with a 15-day delay. The Fund may delay posting its holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager/Sub-Adviser believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed 15 days after the end of each calendar month.

The Fund's portfolio holdings information (which may include information on the Fund's entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities pursuant to ongoing arrangements, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and will not use such information in any way that is detrimental to the Manager, its affiliates and the Fund or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Sub-Adviser, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information. For the categories of individuals and entities described below that have ongoing arrangements to receive portfolio holdings information, such information may be furnished as often as appropriate for the purpose for which it is being provided, which may be as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

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Employees of the Fund's Manager, the Sub-Adviser, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);

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The Fund's independent registered public accounting firm;

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Members of the Fund's Board and the Board's legal counsel;

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The Fund's custodian bank;

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The Fund's financial printers;

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A proxy voting service designated by the Fund and its Board (Institutional Shareholder Services Inc.);

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Rating/ranking organizations (Lipper, Inc. and Morningstar, Inc.);

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Portfolio pricing services retained by the Manager/Sub-Adviser to provide portfolio security prices (Bank of America Merrill Lynch, Securities Quote Xchange LLC,  Bloomberg Finance L.P., Interactive Data Pricing and Reference Data LLC, ITG Inc., Markit North America, Inc., Pluris Valuation Advisors LLC, Pricing Direct Inc., Prism Valuation Inc., Standard & Poor's Securities Evaluation, Inc., and Thomson Reuters (Markets) LLC); and

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Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds (to prepare their financial statements and analysis).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

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The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

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Senior officers in the Manager's/Sub-Adviser's Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and

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Before receiving the data, the third-party recipient must sign a portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to use such information in any way that is detrimental to the Manager, its affiliates and the Fund.

Portfolio holdings may be disclosed for legitimate business purposes to brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services). Portfolio holdings also may be disclosed for

18

legitimate business purposes to consultants for pension plans that invest in Oppenheimer funds and sponsors of 401(k) plans that include Oppenheimer funds.
Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager/Sub-Adviser or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

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Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

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Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);

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To potential sub-advisers of portfolios (pursuant to confidentiality agreements);

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To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements); and

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Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's/Sub-Adviser's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager/Sub-Adviser, Distributor, and Transfer Agent shall oversee the compliance by the Manager/Sub-Adviser, Distributor, Transfer Agent, and their personnel with applicable policies and procedures. At least annually the CCO reports to the Fund's Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Sub-Adviser and the Fund have entered into ongoing arrangements, in addition to those described above, to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Bloomberg L.P.	FactSet Research Systems Inc.	Sungard Investment Systems, LLC
Brown Brothers Harriman & Co.	MSCI Inc.	The Yield Book Inc.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in December 1995. The Fund was reorganized as a Delaware statutory trust in October 2013.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

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create new series and classes of shares;

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reclassify unissued shares into additional series and classes; and

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divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has six classes of shares: Class A, Class B, Class C, Class R, Class Y and Class I. All classes invest in the same investment portfolio. Each class of shares:

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has its own dividends and distributions;

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pays certain expenses which may be different for the different classes;

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will generally have a different net asset value;

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will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and

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votes as a class on matters that affect that class alone.

Each share of each class:

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represents an interest in the Fund proportionately equal to the interest of each other share of the same class;

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is freely transferable;

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has one vote at shareholder meetings, with fractional shares voting proportionally;

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may be voted in person or by proxy at shareholder meetings; and

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does not have cumulative voting rights, preemptive rights or subscription rights.

Class B Share Availability.

Class B shares are no longer offered for new purchases. See the Prospectus section "More About Your Account" for details.

Class R Share (formerly Class N Share) Availability.

Class R shares may be purchased by retirement plans and accounts, such as traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans, Single K plans, Profit-Sharing Plans, Money Purchase Pension Plans; plans under Section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code; and qualified or non-qualified retirement plans or accounts or deferred compensation plans for employees or other organized groups of persons.

Effective July 1, 2014, Class N shares of Oppenheimer funds were renamed Class R shares.

Class Y Share Availability.

Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:

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Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;

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"Institutional investors" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and

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Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, subject to the requirement to receive Fund documents electronically through eDocs Direct.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.

Voluntary Conversion to Class Y Shares. For shareholders who currently hold other classes of Fund shares, but are authorized to purchase Class Y shares, those shareholders can convert their eligible existing shares to Class Y shares of the Fund either through their financial intermediary or by submitting written instructions to the Transfer Agent. Shares that are subject to a contingent deferred sales charge ("CDSC") are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Class I Share Availability.

Class I shares are not available directly to individual investors. They are only available to eligible institutional investors. To be eligible to purchase Class I shares, an investor must:

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make a minimum initial investment of $5 million or more per account (waived for retirement plan service provider platforms);

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trade through an omnibus, trust, or similar pooled account; and

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be an "institutional investor" which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices.

No commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees will be paid with respect to Class I shares. The Fund, at its discretion, reserves the right to waive the minimum initial investment and minimum balance requirements for investment companies advised or subadvised by the Manager or an affiliate of the Manager.

Voluntary Conversion to Class I Shares. Shareholders who currently hold other classes of Fund shares but are eligible to purchase Class I shares can convert their eligible existing shares to Class I shares of the Fund either through their financial intermediary or by submitting an application to the Transfer Agent. Shares of another share class that are subject to a contingent deferred sales charge, commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finders fees," administrative fees or other similar fees are not eligible to convert to Class I shares. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Involuntary Conversion of Class I Shares . If a Class I share account balance falls below $2.5 million, the investor will be notified that the account is below the required minimum balance. If the account remains below $2.5 million for more than six consecutive

20

months after such notification, the account may be involuntarily redeemed or converted into a Class Y share account. This policy does not apply to accounts for which the minimum initial investment is waived.

Individual shareholders who purchase Class I shares through retirement plans or financial intermediaries will not be eligible to hold Class I shares outside of their respective retirement plan or financial intermediary platform.

Shareholder and Trustee Liability; Shareholder Meetings. Under Delaware law and the Fund's Declaration of Trust, Fund shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Under Delaware law and the Fund's Declaration of Trust, Trustees are not personally liable to any person for any obligations of the Fund. Therefore a shareholder or Trustee of the Fund generally will not be subject to personal liability for Fund obligations. The risk that a Fund shareholder or Trustee will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Fund's Declaration of Trust.

As a Delaware statutory trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware and Federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager and Sub-Adviser.  With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, Sub-Adviser, and any Sub-Sub Advisers, internal auditors, the Fund's Chief Compliance Officer, the Fund's outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees").  The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight.

Prior to June 2013, Joanne Pace and Edmund P. Giambastiani, Jr. served as members of an Advisory Board that assisted the Board in its oversight. For purposes of the following disclosure, Ms. Pace and Admiral Giambastiani are identified as Trustees.

During the Fund's fiscal year ended November 30, 2014, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are Joanne Pace (Chairman), David K. Downes, Elizabeth Krentzman, Mary F. Miller, Daniel Vandivort, Peter I. Wold and Brian F. Wruble. The Audit Committee selects an independent registered public accounting firm (also referred to as the "Independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's Independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's Independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's Independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's Independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Edmund P. Giambastiani, Jr., Elizabeth Krentzman, Joel W. Motley, Joanne Pace, Daniel Vandivort and Brian F. Wruble. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Edmund P. Giambastiani, Jr., Mary F. Miller, and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

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The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Sub-Adviser) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each Independent Trustee/Director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "New York Board Funds"):

Oppenheimer Capital Appreciation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Fund
Oppenheimer Global Multi-Alternatives Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Multi Strategies Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Real Estate Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund

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Oppenheimer International Value Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Master International Value Fund, LLC
Money Market Funds:
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund
Oppenheimer Multi-State Municipal Trust:
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Portfolio Series Funds:
Active Allocation Fund
Conservative Investor Fund
Equity Investor Fund
Moderate Investor Fund
Oppenheimer Quest for Value Funds:
Oppenheimer Flexible Strategies Fund
Oppenheimer Global Allocation Fund
Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund
Oppenheimer Rochester Limited Term New York Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Series Fund
Oppenheimer Value Fund

Messrs. Dunphy, Evans, Edwards, Gabinet, Kennedy, Legg, O'Donnell, Steinmetz and Wixted, and Mss. Bloomberg, Burley, Kantesaria, LaFond, Miller, Picciotto and Sexton, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares. Such purchases of Class A shares or Class Y shares are subject to the requirement to receive Fund documents electronically through eDocs Direct.

As of December 31, 2014, the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, Sub-Adviser and its subsidiaries, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees/Directors (nor any of their immediate family members) owns securities of either the Manager, Sub-Adviser or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Trustee has served the Fund in the following capacities from the following dates:
Independent Trustees	Position(s)	Length of Service
Brian F. Wruble	Board Chairman and Trustee	Since 2007 and 2005
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2005
Edmund P. Giambastiani, Jr.	Trustee	Since 2013
Elizabeth Krentzman	Trustee	Since 2014
Mary F. Miller	Trustee	Since 2004
Joel W. Motley	Trustee	Since 2002
Joanne Pace	Trustee	Since 2012
Daniel Vandivort	Trustee	Since 2014
Peter I. Wold	Trustee	Since 2005
Interested Trustee
William F. Glavin, Jr.	Trustee	Since 2013

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Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (1943) Chairman of the Board, Trustee

Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser's parent company) (since September 2004); Member of Zurich Insurance Group's Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53
David K. Downes (1940) Trustee

Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53
Matthew P. Fink (1941) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The  Rise of Mutual Funds: An Insider's View published by Oxford University Press (second edition 2010). Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53

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Edmund P. Giambastiani, Jr. (1948) Trustee

Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53
Elizabeth Krentzman (1959) Trustee

Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53
Mary F. Miller (1942) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	53

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Joel W. Motley (1952) Trustee

Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53
Joanne Pace (1958) Trustee

Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children's Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53
Daniel Vandivort (1954) Trustee

Chairman and Lead Independent Director/Trustee (March 2010 – September 2014), Chairman of the Audit Committee (March 2009 – September 2014) and Director/Trustee (December 2008 – September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007 – December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005 – 2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005 – June 2007); Member, Management Committee of Robeco Investment Management (2001 – 2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004 – 2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994 – January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992 – November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984 – November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53

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Peter I. Wold (1948) Trustee

President of Wold Energy Partners, LLC (oil and gas exploration and production) (since 2013); Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, LLC (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

53

Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser's parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin, Jr. (1958) Trustee

Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. ("OAC") (the Sub-Adviser's parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

91

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The addresses of the officers in the charts below are as follows: for Messrs. Dunphy, Evans, Edwards, Gabinet and Steinmetz and Mss. Bloomberg, Kantesaria, Picciotto and Sexton, 225 Liberty Street, New York, New York 10281, for Messrs. Kennedy, Legg, O'Donnell and Wixted and Mss. Burley, LaFond and Miller, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
George R. Evans	Vice President	Since 1996
Robert B. Dunphy	Vice President	Since 2012
Arthur P. Steinmetz	President and Principal Executive Officer	Since 2014
Jennifer Sexton	Vice President and Chief Business Officer	Since 2014
Mary Ann Picciotto	Chief Compliance Officer and Chief AML Officer	Since 2014
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 1999
Julie Burley	Assistant Treasurer	Since 2013
James A. Kennedy	Assistant Treasurer	Since 2011
Jan Miller	Assistant Treasurer	Since 2013
Mathew O'Donnell	Assistant Treasurer	Since 2012
Arthur S. Gabinet	Secretary and Chief Legal Officer	Since 2011
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Amee Kantesaria	Assistant Secretary	Since 2012
Randy G. Legg	Assistant Secretary	Since 2008
Gloria J. LaFond	Blue Sky Officer	Since 2011

Other Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
George R. Evans (1959) Vice President	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004).	3
Robert B. Dunphy (1979) Vice President	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009).	2

Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (1958) President and Principal Executive Officer

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser's parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).

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Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer

Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

		91
Jennifer Sexton (1969) Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).	91
Brian W. Wixted (1959) Treasurer and Principal Financial and Accounting Officer

Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).

		91
Julie Burley (1981) Assistant Treasurer	Vice President of the Manager (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).	91
James A. Kennedy (1958) Assistant Treasurer	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012.)	91
Jan Miller (1963) Assistant Treasurer	Assistant Vice President of the Manager (since 2013); Assistant Vice President of the Sub-Adviser (2005-December 2012); Assistant Vice President in the Sub-Adviser's Fund Accounting department (November 2004 to March 2006).	91
Mathew O'Donnell (1967) Assistant Treasurer	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2008-December 2012); Accounting Policy Director of the Sub-Adviser (May 2007-March 2012).	91
Arthur S. Gabinet (1958) Secretary and Chief Legal Officer

Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		91
Lisa I. Bloomberg (1968) Assistant Secretary	Senior Vice President and Deputy General Counsel of the Manager (since January 2013); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of the Sub-Adviser; Vice President (May 2004-January 2010) and Associate Counsel of the Sub-Adviser (May 2004-May 2008).	91

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Randy G. Legg (1965) Assistant Secretary	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser.	91
Taylor V. Edwards (1967) Assistant Secretary	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser.	91
Amee Kantesaria (1980) Assistant Secretary	Vice President and Associate Counsel of the Manager (since January 2014); Vice President and Assistant Counsel of the Manager (January 2013-January 2014); Vice President (May 2009-December 2012) and Assistant Counsel (December 2006-December 2012) of the Sub-Adviser; Assistant Vice President (December 2006-May 2009) of the Sub-Adviser; Assistant Secretary (since January 2011) of the Sub-Adviser and Oppenheimer Acquisition Corp.	91
Gloria J. LaFond (1945) Blue Sky Officer	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser.	91

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2014
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Elizabeth Krentzman [1]	$10,001 - $50,000	Over $100,000
Edmund P. Giambastiani, Jr.	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Joanne Pace	$10,001 - $50,000	Over $100,000
Daniel Vandivort [2]	50,001 - $100,000	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

1.

Ms. Krentzman became an Independent Trustee of the Fund and all New York Board Funds effective August 1, 2014.

2.

Mr. Vandivort became an Independent Trustee of the Fund and all New York Board Funds effective November 1, 2014.

Remuneration of the Officers and Trustees.  The officers and the Interested Trustee of the Fund, who are associated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2014.

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	Aggregate Compensation From the Fund [1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended November 30, 2014	Year Ended December 31, 2014
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$33,502 [2]	$295,000
David Downes Audit Committee Member and Regulatory & Oversight Committee Member	$28,959	$255,000
Matthew P. Fink Regulatory & Oversight Committee Chairman and Governance Committee Member	$28,959 [3]	$255,000
Edmund P. Giambastiani Governance Committee Member and Regulatory & Oversight Committee Member	$26,120	$230,000
Elizabeth Krentzman Audit Committee Member and Regulatory & Oversight Committee Member [4]	$9,090	$38,125
Mary F. Miller Audit Committee Member and Governance Committee Member	$26,120 [5]	$230,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$28,959 [6]	$255,000
Joanne Pace Audit Committee Chairman and Regulatory & Oversight Committee Member	$26,120	$230,000
Daniel Vandivort Audit Committee Member and Regulatory & Oversight Committee Member [7]	$3,015	NA
Peter I. Wold Audit Committee Member and Governance Committee Member	$26,120 [8]	$230,000

1.

"Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.

2.

Includes $33,502 deferred by Mr. Wruble under the Compensation Deferral Plan.

3.

Includes $14,480 deferred by Mr. Fink under the Compensation Deferral Plan.

4.

Ms. Krentzman became an Independent Trustee of the Fund and a member of the Audit Committee and Regulatory & Oversight Committee on August 1, 2014.

5.

Includes $5,385 deferred by Ms. Miller under the Compensation Deferral Plan.

6.

Includes $1,448 deferred by Mr. Motley under the Compensation Deferral Plan.

7.

Mr. Vandivort became an Independent Trustee of the Fund and a member of the Audit Committee and Regulatory & Oversight Committee on November 1, 2014.

8.

Includes $26,120 deferred by Mr. Wold under the Compensation Deferral Plan.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

31

Major Shareholders. As of December 31, 2014, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
MLPF&S FOR THE SOLE BENEFIT	ATTN FUND ADMN/#97JU5	8.43%	A
OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
PERSHING LLC	1 PERSHING PLAZA	7.31%	A
	JERSEY CITY NJ 07399-0001
NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	6.40%	A
FOR EXCLUSIVE BEN OF CUSTOMERS	ONE WORLD FINANCIAL CENTER
	ATTN: MUTUAL FUNDS 5TH FLOOR
	NEW YORK NY 10281-1003
EDWARD D JONES & CO	12555 MANCHESTER RD	12.81%	B
FOR THE BENEFIT OF CUSTOMERS	ST LOUIS MO 63131-3710
PERSHING LLC	1 PERSHING PLAZA	7.71%	B
	JERSEY CITY NJ 07399-0001
MLPF&S FOR THE SOLE BENEFIT	ATTN FUND ADMN/#97JU7	18.92%	C
OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS	11.51%	C
	HARBORSIDE FINANCIAL CENTER
	PLAZA II 3RD FLOOR
	JERSEY CITY NJ 07311
FIRST CLEARING LLC	2801 MARKET STREET	6.83%	C
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
PERSHING LLC	1 PERSHING PLAZA	6.28%	C
	JERSEY CITY NJ 07399-0001
UBS WM USA	ATTN: DEPARTMENT MANAGER	5.66%	C
0O0 11011 6100	499 WASHINGTON BLVD FL 9
OMNI ACCOUNT M/F	JERSEY CITY NJ 07310-2055
RAYMOND JAMES	ATTN: COURTNEY WALLER	5.12%	C
OMNIBUS FOR MUTUAL FUNDS	880 CARILLON PARKWAY
HOUSE ACCT FIRM 92500015	ST PETERSBURG FL 33716
BROWN BROTHERS HARRIMAN & CO	ATTN: BRADLEY HEBERT	22.27%	I
FBO OPPENHEIMER INTERNATIONAL	6801 S TUCSON WAY STE 100
DIVERSIFIED FUND	CENTENNIAL CO 80112-4132
NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	21.94%	I
FOR EXCLUSIVE BEN OF CUSTOMERS	ONE WORLD FINANCIAL CENTER
	ATTN: MUTUAL FUNDS 5TH FLOOR
	NEW YORK NY 10281-1003
BROWN BROTHERS HARRIMAN & CO	ATTN: BRADLEY HEBERT	5.66%	I
FBO OPPENHEIMER PORTFOLIO SERIES	6801 S TUCSON WAY STE 100
ACTIVE ALLOCATION	CENTENNIAL CO 80112-4132
HARTFORD LIFE INSURANCE CO	ATTN UIT OPERATIONS	16.18%	R
SEPARATE ACCOUNT 401K	PO BOX 2999
	HARTFORD CT 06104-2999
STATE STREET BANK & TRUSTEE	1 LINCOLN ST	14.33%	R
FBO ADP ACCESS PRODUCT	BOSTON MA 02111-2901
VOYA RETIREMENT INS & ANNUITY CO	ATTN: FUND OPERATIONS	11.99%	R
	1 ORANGE WAY
	WINDSOR CT 06095-4773
DCGT AS TTEE ANDOR CUST	ATTN NPIO TRADE DESK	8.68%	R
FBO PLIC VARIOUS RETIREMENT PLAN	711 HIGH STREET
OMNIBUS	DES MOINES IA 50303
VOYA INSTITUTIONAL TRUST COMPANY	ATTN: FUND OPERATIONS	7.74%	R
	1 ORANGE WAY
	WINDSOR CT 06095-4773

32

MLPF&S FOR THE SOLE BENEFIT	ATTN FUND ADMN	7.14%	R
OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
MLPF&S FOR THE SOLE BENEFIT	ATTN FUND ADMN	21.94%	Y
OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484
EDWARD D JONES & CO	12555 MANCHESTER RD	15.25%	Y
FOR THE BENEFIT OF CUSTOMERS	ST LOUIS MO 63131-3710
NATIONAL FINANCIAL SERVICES LLC	200 LIBERTY STREET	11.41%	Y
FOR EXCLUSIVE BEN OF CUSTOMERS	ONE WORLD FINANCIAL CENTER
	ATTN: MUTUAL FUNDS 5TH FLOOR
	NEW YORK NY 10281-1003
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS	8.26%	Y
	HARBORSIDE FINANCIAL CENTER
	PLAZA II 3RD FLOOR
	JERSEY CITY NJ 07311
FIRST CLEARING LLC	2801 MARKET STREET	5.90%	Y
SPECIAL CUSTODY ACCT FOR THE	ST LOUIS MO 63103
EXCLUSIVE BENEFIT OF CUSTOMER
CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS	5.20%	Y
SPECIAL CUSTODY ACCT FOR THE	101 MONTGOMERY ST
EXCLUSIVE BENEFIT OF CUSTOMERS	SAN FRANCISCO CA 94104-4122

The Manager and the Sub-Adviser

The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser. The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager, the Sub-Adviser and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager, the Sub-Adviser and the Distributor.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Fund. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Manager's internal Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

If the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines.

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If such proposal is not specifically addressed in the Proxy Voting Guidelines, or if the Proxy Voting Guidelines provide discretion to the Manager on how to vote (i.e., on a case-by-case basis), the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.

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With respect to such proposal where a portfolio manager has requested that the Manager vote (i) in a manner inconsistent with the Proxy Voting Guidelines, or (ii) if such proposal is not specifically addressed in the Proxy Voting Guidelines, in a manner inconsistent with the third-party proxy voting agent's general recommended guidelines, the Proxy Voting Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Proxy Voting Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Proxy Voting Committee's knowledge, whether the Manager has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Proxy Voting Committee may: (i) determine how to vote on the proposal; (ii) recommend that the Manager retain an independent fiduciary to advise the Manager on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct the Manager to abstain from voting.

The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

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The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, the nominee's investment in the company, and whether the company or nominee is targeted in connection with public "vote no" campaigns.

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The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

■

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

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The Fund generally votes against shareholder proposals to require a company to nominate more candidates than the number of open board seats.

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The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

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The Fund generally supports proposals to allow shareholders the ability to call special meetings.

■

The Fund generally votes for proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company's specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a case-by-case basis.

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The Fund generally votes against proposals to create a new class of stock with superior voting rights.

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The Fund generally votes against proposals to classify a board.

■

The Fund generally supports proposals to eliminate cumulative voting.

■

The Fund generally votes against proposals to establish a new board committee.

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The Fund generally votes on management proposals seeking approval to exchange/reprice options on a case-by-case basis.

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The Fund votes on qualified employee stock purchase plans on a case-by-case basis. The Fund generally supports non-qualified employee stock purchase plans that feature broad-based participation, limits on employee contribution, company matching up to 25%, and no discount on the stock price on the date of purchase.

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The Fund generally supports transfer stock option ("TSO") programs, if executive officers and non-employee directors are excluded from participating, if stock options are purchased from third-party financial institutions at a discount to their fair value using option pricing models, and if there is a two-year minimum holding period for sale proceeds. The Fund generally votes against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

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The Fund generally supports proposals to require majority voting for the election of directors.

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The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

■

The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

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The Fund generally supports "pay-for-performance" and "pay-for-superior-performance standard" proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.

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The Fund generally supports having shareholder votes on poison pills.

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The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

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The Fund votes case-by-case on bonus banking/bonus banking "plus" proposals.

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The Fund generally supports proposals calling for companies to adopt a policy of obtaining shareholder approval for golden coffins/executive death benefits. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

■

The Fund generally supports proposals to eliminate accelerated vesting of unvested equity awards to senior executives in the event of change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

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The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager has retained the Sub-Adviser pursuant to a separate sub-advisory agreement, described below, under which the Sub-Adviser chooses the Fund's investments and provides related advisory services to the Fund. Prior to January 1, 2013, OppenheimerFunds, Inc. was the Manager of the Fund.

The advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Board members, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Fiscal Year Ended 11/30:	Management Fee Paid to the Manager
2012	$41,642,133
2013	$66,933,872
2014	$110,616,693

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

The Sub-Advisory Agreement. Under the sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund's portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services to the Fund's portfolio. Other members of the Sub-Adviser's investment teams provide the portfolio manager(s) with counsel and support in managing the Fund's portfolio.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Fund.

The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Pending Litigation.  In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against the Sub-Adviser, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the "Defendant Funds"). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds' investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. The Defendant Funds' Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In

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March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the "California Fund Suit").

The Sub-Adviser believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that the Defendant Funds may bear in defending the California Fund Suit might not be reimbursed by insurance, the Sub-Adviser believes the California Fund Suit should not impair the ability of the Sub-Adviser or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Fund is managed by George R. Evans and Robert B. Dunphy (the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

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Other Accounts Managed. In addition to managing the Fund's investment portfolio, each Portfolio Manager also manages other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of November 30, 2014. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed [1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed [2]	Other Accounts Managed	Total Assets in Other Accounts Managed [2,3]
George R. Evans	4	$4.19	2	$411.93	2	$386.74
Robert B. Dunphy	2	$1.03	2	$411.93	1	$93.38

1.

In billions.

2.

In millions.

3.

Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser's compliance procedures and Code of Ethics recognize the Sub-Adviser's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Sub-Adviser or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at

36

20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for the portfolio managers with respect to the Fund is Morningstar - Foreign Large Growth. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

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 Ownership of Fund Shares. As of November 30, 2014, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
George R. Evans	Over $1,000,000
Robert B. Dunphy	$100,001-$500,000

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Adviser under the sub-advisory agreement is to arrange the portfolio transactions for the Fund. The sub-advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The sub-advisory agreement authorizes the Sub-Adviser to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Sub-Adviser thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner such that the total costs or proceeds are the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Sub-Adviser need not seek competitive commission bidding. However, the Sub-Adviser is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory and sub-advisory agreements, in choosing brokers to execute portfolio transactions for the Fund, the Manager and the Sub-Adviser may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager or the Sub-Adviser makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Sub-Adviser. The Sub-Adviser allocates brokerage for the Fund subject to the provisions of the sub-advisory agreement and other applicable rules and procedures described below.

The Sub-Adviser's portfolio traders allocate brokerage based upon recommendations from the Sub-Adviser's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Adviser's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Sub-Adviser have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Sub-Adviser tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Sub-Adviser or its affiliates. If two or more accounts advised by the Sub-Adviser purchase the

37

same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager and the Sub-Adviser have adopted procedures (and the Fund's Board has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Sub-Adviser's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager, the Sub-Adviser and the Distributor from entering into agreements or understandings under which the Sub-Adviser directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory and sub-advisory agreements permit the Manager and the Sub-Adviser to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager or Sub-Adviser by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager or Sub-Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or Sub-Adviser in the investment decision making process may be paid in commission dollars.

Although the Manager and Sub-Adviser currently do not do so, the Board may permit the Manager and Sub-Adviser to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or Sub-Adviser that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager and Sub-Adviser to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager and Sub-Adviser. That research provides additional views and comparisons for consideration, and helps the Manager and Sub-Adviser to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager and Sub-Adviser provide information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's and Sub-Adviser's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended November 30, 2012, 2013 and 2014, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended November 30, 2014, the Fund paid $9,913,440 in commissions to firms that provide brokerage and research services to the Fund with respect to $9,253,671,714 of aggregate portfolio transactions. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fiscal Year Ended 11/30:	Total Brokerage Commissions Paid by the Fund*
2012	$3,192,067
2013	$6,061,221
2014	$10,053,184

* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Regular Broker-Dealers. If the Fund has acquired during its most recent fiscal year, securities of its regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act or of their parents, the following table identifies those regular brokers or dealers or their parents that derived more than 15% of their gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser as of the fiscal year ended November 30, 2014:

Name of Regular Broker or Dealer or Parent of Regular Broker or Dealer	Aggregate Holdings of the Securities of the Issuer as of the Fiscal Year Ended November 30, 2014
UBS INVESTMENT BANK	159,013,455.14

38

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Class A Front-End Sales Charges
Fiscal Year Ended 11/30:	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor*
2012	$961,174	$248,482
2013	$3,972,435	$815,768
2014	$4,474,350	$937,405

* Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

Concessions Advanced by Distributor
Fiscal Year Ended 11/30:	Concessions on Class A Shares Advanced by Distributor*	Concessions on Class B Shares Advanced by Distributor*	Concessions on Class C Shares Advanced by Distributor*	Concessions on Class R Shares Advanced by Distributor*
2012	$75,555	$84,703	$140,878	$8,283
2013	$590,620	$0	$826,312	$21,313
2014	$473,391	$0	$1,344,237	$16,223

* The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class R shares from its own resources at the time of sale.

Contingent Deferred Sales Charges
Fiscal Year Ended 11/30:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
2012	$1,927	$91,151	$11,580	$866
2013	$0	$49,923	$20,501	$659
2014	$40,673	$31,393	$81,612	$1,949

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class R shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees/Directors, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees/Directors are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Sub-Adviser and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Sub-Adviser derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because

39

Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally makes payments to recipients in advance for the first year after shares are purchased and then makes payments periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or its customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so.

For the fiscal year ended November 30, 2014 payments under the Class A service plan totaled $12,151,065 of which $0 was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including $129,989 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B, Class C and Class R Distribution and Service Plans. Under the Class B, Class C and Class R Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class R shares. The distribution fee allows investors to buy Class B, Class C and Class R shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

■

pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession,

■

pays the service fees in advance or periodically, as described below,

■

may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate,

■

employs personnel to support distribution of Class B, Class C and Class R shares,

■

bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses,

■

may not be able to adequately compensate dealers that sell Class B, Class C and Class R shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans,

■

receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees,

■

may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares,

■

may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and

■

may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has an agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients. Distribution fees on Class R shares are paid to recipients periodically.

40

Service fees for the first year after Class B and Class C shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has an agreement with the Distributor, the Distributor may pay the Class B or Class C or service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B or Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment. Class R service fees are paid to recipients periodically.

Class C or Class R shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class C and Class R shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class R shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class R expenses by 0.50% of net assets.

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 11/30/14
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$274,827	$205,320	$3,880	$0	0.00%
Class C Plan	$4,697,557	$1,602,635	$37,310	$9,391,431	1.89%
Class R Plan	$1,697,291	$90,853	$15,215	$3,722,392	1.01%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Sub-Adviser and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Sub-Adviser or the Distributor. The payments to financial intermediaries vary by the types of products sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:

■

an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "More About Your Account" section in the Prospectus);

■

ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above); and

41

■

shareholder servicing expenses that are paid from Fund assets to reimburse the Sub-Adviser or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and college savings program administrative services fees).

In addition, the Sub-Adviser or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Sub-Adviser derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Sub-Adviser and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

■

compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services; and

■

other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, neither the Manager nor the Sub-Adviser considers a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

■

transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the financial intermediary's networking fees;

■

program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee-based programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;

■

placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or

■

firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Sub-Adviser or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2013, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Sub-Adviser or the Distributor for marketing or program support:

Aegon USA Securities Inc.
AIG Advisor Group, Inc.
Allianz Life Insurance Company
Allstate Life Insurance Company
American General Annuity Insurance Company
American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
Ascensus, Inc.
AXA Advisors, LLC
Bank of America Merrill Lynch
Cadaret Grant & Co.
CCO Investment Services Corporation
Chase Investment Services Corporation
C.M. Life Insurance Company
Commonwealth Financial Network
CUNA Brokerage Services, Inc.
CUSO Financial Services LP
Directed Services LLC

42

Edward Jones and Company
Essex National Securities, Inc.
Financial Network Investment Corporation
First Clearing LLC
First Global Capital Corporation
FSC Securities Corporation
GE Life and Annuity Company
Genworth Financial, Inc.
Great West Life Insurance Company
GWFS Equities, Inc.
Guardian Insurance & Annuity Company, Inc.
H.D. Vest Investment Services, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company
ING Financial Partners, Inc.
Investacorp, Inc.
INVEST Financial Corporation
Investment Centers of America, Inc.
Janney Montgomery Scott LLC
Jefferson Pilot Securities Corporation
Kemper Investors Life Insurance Company
Legend Equities Co.
Massachusetts Mutual Life Insurance Company
MetLife Investors Insurance Company
MetLife Securities, Inc.
MML Bay State Life Insurance Company
Morgan Stanley Smith Barney LLC
Multi-Financial Securities Corporation
Mutual Service Corporation
Nathan & Lewis Securities, Inc.
National Planning Corporation
National Planning Holdings, Inc.
Nationwide Investment Services, Inc.
New England Securities, Inc.
NFP Securities Inc.
Northwestern Mutual Investment Services, LLC
Oppenheimer & Co. Inc.
Park Avenue Securities LLC
PlanMember Securities Corp.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Protective Life and Annuity Insurance Company
Prudential Investment Management Services, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets
Riversource Life Insurance Co.
Royal Alliance Associates, Inc.
Sagepoint Financial Advisors
Securities America, Inc.
Security Benefit Life Insurance Company
Signator Investments, Inc.
SII Investments, Inc.
Sorrento Pacific Financial LLC
State Farm VP Management Corp.
Stifel Nicolaus & Co., Inc.
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
Sun Life Insurance and Annuity Company (Bermuda) Ltd.
SunTrust Bank
SunTrust Investment Services, Inc
Thrivent Financial for Lutherans
Tower Square Securities, Inc.

For the year ended December 31, 2013, the following firms (which in some cases are broker-dealers) received payments from the Sub-Adviser or Distributor (of at least $2,500) for administrative or other services provided (other than revenue sharing arrangements), as described above:

ADP Broker-Dealer, Inc.
Allianz Life Insurance Company
American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
AXA Advisors, LLC
Bank of America Investment
Cabot Lodge Securities, LLC
Cadaret Grant & Co.
Cambridge Investment Research Inc.
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co., Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services Inc.
CUSO Financial Services LP
David Lerner Associates, Inc.
Edward D. Jones & Co., L.P.
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Securities, Inc.
Financial Telesis, Inc.
First Allied Securities, Inc.
First Clearing, LLC

43

First Global Capital Corp.
FSC Securities Corporation
Geneos Wealth Management Inc.
Girard Securities Inc.
GWFS Equities, Inc.
H. Beck, Inc.
H.D. Vest Investment Securities, Inc.
Hartford Life and Annuity Insurance Co. Inc.
Hennion & Walsh Inc.
Hightower Securities LLC
HSBC Securities (USA) Inc.
ING Financial Advisers, LLC
ING Financial Partners Inc.
INVEST Financial Corporation
Investacorp, Inc.
Investment Centers of America, Inc.
Investors Capital Corp.
J.P. Morgan Clearing Corp.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Key Investment Services LLC
KMS Financial Services Inc.
Legend Equities Corporation
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning Inc.
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife Securities Inc.
MML Investors Services LLC
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney, LLC
National Financial Services LLC
National Planning Corporation
National Securities Corporation
Nationwide Investment Services Corporation
New England Securities
Next Financial Group Inc.
NFP Securities Inc.
North Ridge Securities Corp.
Northwestern Mutual Investment Services, LLC
NYLIFE Securities LLC
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
Pacific Life Insurance Co.
Park Avenue Securities LLC
Pershing LLC
PFS Investments Inc.
Pinnacle Investments LLC
PNC Investments LLC
Protective Life Insurance Company
Pruco Securities LLC
Purshe Kaplan Sterling Investments
Questar Capital Corporation
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC.
Robert W. Baird & Co., Inc.
Royal Alliance Associates Inc.
SagePoint Financial Inc.
Sammons Securities Company LLC
Santander Securities LLC
Securities America Inc.
Securities Service Network Inc.
Sigma Financial Corporation
Signator Investors Inc.
SII Investments Inc.
Southwest Securities, Inc.
Stifel Nicolaus & Company Incorporated
Sunamerica
SunTrust Investment Services Inc.
TD Ameritrade Clearing, Inc.
The Investment Center Inc.
Thrivent Investment Management Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance Co.
Triad Advisors Inc.
UBS Financial Services, Inc.
United Planners Financial Services of America Ltd.
USI Securities Inc.
Vanderbilt Securities LLC
VSR Financial Services Inc.
Wedbush Securities Inc.
Wells Fargo Advisors LLC
Woodbury Financial Services Inc.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value, or "NAV," per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the investment adviser learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the investment adviser's "Valuation Committee". Fair value determinations are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

■

Equity securities traded on a U.S. securities exchange are valued as follows:

1.

if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or

2.

if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or

3.

if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.

■

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

1.

at the last sale price available to the pricing service approved by the Board, or

2.

at the last sale price obtained by the Sub-Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

3.

at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or

4.

on the basis of reasonable inquiry, from two market makers in the security.

44

■

Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the investment adviser from two active market makers in the security on the basis of reasonable inquiry.

■

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the investment adviser from two active market makers in the security on the basis of reasonable inquiry:

1.

debt instruments that have a maturity of more than 397 days when issued,

2.

debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

3.

non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

■

The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

1.

money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and

2.

debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

■

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Sub-Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, the investment adviser may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The investment adviser will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the investment adviser by a bank, dealer or pricing service that the investment adviser has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the investment adviser. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the investment adviser from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When the Fund sells an option, an amount equal to the premium the Fund receives is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put sold by the Fund is exercised, the proceeds are increased by the premium received. If a call or put sold by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium that was paid by the Fund.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

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How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Corporate Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Multi-Alternatives Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Multi Strategies Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Real Estate Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Integrity Funds:
Oppenheimer Core Bond Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds:
Oppenheimer Main Street Fund
Oppenheimer Main Street Select Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Mid Cap Fund
Money Market Funds:
Oppenheimer Cash Reserves
Oppenheimer Institutional Money Market Fund
Oppenheimer Money Market Fund
Oppenheimer Multi-State Municipal Trust:
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Municipal Fund:
Oppenheimer Rochester Limited Term Municipal Fund
Oppenheimer Portfolio Series Funds:
Active Allocation Fund
Conservative Investor Fund
Equity Investor Fund
Moderate Investor Fund
Oppenheimer Quest for Value Funds:
Oppenheimer Flexible Strategies Fund
Oppenheimer Global Allocation Fund
Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Limited Term New York Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Series Fund:
Oppenheimer Value Fund
Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer Ultra-Short Duration Fund

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to each class of shares and the dividends payable on each class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which some share classes are subject.

46

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares of the Oppenheimer funds normally are sold subject to an initial sales charge (except Oppenheimer Cash Reserves, Oppenheimer Institutional Money Market Fund, Oppenheimer Money Market Fund and Oppenheimer Ultra-Short Duration Fund). The purpose of the deferred sales charge and asset-based sales charge that are applicable to some other share classes is the same as that of the initial sales charge on Class A shares of many of the Oppenheimer funds - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of those funds. A salesperson who is entitled to receive compensation from his or her firm for selling shares of the Oppenheimer funds may receive different levels of compensation for selling one class of shares rather than another.

Class B shares are no longer offered for new purchases. See the Prospectus section "More About Your Account" for details.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses, or when a financial intermediary has entered into an agreement with the Distributor and has been approved by the Distributor to offer shares to self-directed brokerage accounts that may or may not charge transaction fees to customers. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of most Oppenheimer funds (including the Fund) or Class A, Class B, Class C, Class G and Class H units of advisor sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying college savings program holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class R, Class Y or Class I shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If subsequent eligible purchases during the Letter period cause the amount of total eligible purchases to exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid on those subsequent purchases will be charged at the lower rate as permitted under the Fund's Right of Accumulation policy.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

   1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the

47

escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

   3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The Oppenheimer Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

   4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

   5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

   6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the next regular business day after the purchase date. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your

48

instructions to implement them. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI.

Certain special sales charge arrangements described in Appendix A apply to retirement plans whose records are maintained on a daily valuation basis by Bank of America Merrill Lynch ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. The amount of assets the plan had in applicable investments on the date the plan sponsor signed the Merrill Lynch record keeping service agreement determines which share classes are available for purchase. If the plan had less than $1 million in such assets, then it may purchase only Class C shares. If the plan had $1 million or more but less than $5 million in such assets it may purchase only Class R shares. If the plan had $5 million or more in such assets it may purchase only Class A shares.

The Transfer Agent has entered into agreements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

No commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, transfer agent fees, so called "finder's fees," administrative fees or other similar fees will be paid with respect to Class I shares.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

1.

state the reason for the distribution;

2.

if the distribution is premature, state the owner's awareness of tax penalties; and

3.

conform to the requirements of the plan and the Fund's other redemption requirements.

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Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditions of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

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Minimum Account Balance. Except for Class I shares, the minimum account balance is $500. The minimum account balance for Class I shares is $2.5 million, excluding accounts for which the minimum initial investment was waived.

Involuntary Redemptions. The Fund has the right to redeem shares held in any account, except for Class I share accounts, with a value of less than $500. The Fund may change the amount to which this redemption policy may apply. If the Fund exercises this right, a minimum of 30 days notice will be provided. Alternatively, the Transfer Agent may set requirements for shareholders so that the shares would not be involuntarily redeemed.

If a Class I account falls below the $2.5 million minimum balance, the account may be redeemed or converted into a Class Y share account. This policy does not apply to Class I share accounts for which the minimum initial investment is waived.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify the minimum balance policies in its discretion.

Reinvestment Privilege. Within three months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge if:

■

An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or

■

The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to any other share class or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, in certain circumstances, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges.  If shares acquired by exchange are later redeemed within the CDSC holding period applicable to those acquired shares, the CDSC applicable to the share class of the Oppenheimer fund you are exchanging into will apply to the acquired shares, except in the case of Class R shares of an Oppenheimer fund purchased prior to July 1, 2014 that are subject to a contingent deferred sales charge, in which case the contingent deferred sales charge applicable to

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the shares of the Oppenheimer fund you exchange from will continue to apply. This includes the redemption of shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund that were acquired by exchange.

When shares that are subject to a CDSC are exchanged, the priorities for the imposition of the CDSC described in "About Your Account" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of any remaining shares.

For circumstances in which a CDSC on shares acquired by exchange may be waived, see Appendix A "Special Sales Charge Arrangements and Waivers."

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The Oppenheimer Exchange Privilege" section in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class R shares are expected to be lower than distributions on Class A, Class Y and Class I shares because of the effect of the asset-based sales charge on Class B, Class C and Class R shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to

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the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends and capital gains.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates. Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains if the Fund invests in "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

     Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

     Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. government securities, securities of other RICs, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. government securities and the securities of other RICs), (2) the securities of two or more issuers (other than the securities of other RICs) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

     Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least the sum of 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain over its net long-term capital loss, and 90% of its net exempt interest income for the taxable year.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions might qualify for the maximum 15% or 20% tax rate on dividend income and, in the case of corporations, they might qualify for the dividends-received deduction.

As discussed above, the Fund needs to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable U.S. federal tax treatment as a RIC. If the Fund enters into derivative financial instruments or similar transactions, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, as well as the applicable regulatory rules and authorities. However, there may be no direct authority specifically addressing the application of the rules applicable to RICs to certain potential derivative financial instrument activities, including for instance securities lending activities, that may be entered into by the Fund. As a result, in certain cases, the tax treatment of an

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activity entered into by the Fund may be uncertain and there can be no assurance that the tax authorities in question or a court of law, will agree with the Fund's characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, or with respect to the recognition of income, deductions, gain, or loss, or any liability for taxes arising from such transaction.

Portfolio Investments Subject to Special Tax Rules. The Fund may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Fund's holding period in its investments, change the character of, or accelerate, the Fund's income, defer or disallow the Fund's deductions and losses, and compel the Fund to report as taxable income mere increases in the value of its assets. For example, the Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Fund's distributions. In addition, part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Fund's portfolio may have to be "marked-to-market" (that is, treated as if they were sold and repurchased on the last day of the Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules. In addition, the Fund's investments in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a RIC and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.

Passive Foreign Investment Companies. If the Fund invests in a "passive foreign investment company" ("PFIC"), then the Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated ratably to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Fund's actual income or tax rate for that prior year). For each prior taxable year, the Fund must pay both the amount of tax so computed and interest that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and interest would reduce the investment return of the Fund.

If a PFIC is willing to provide the Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Fund would be required to include in each year's income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test discussed above and the excise tax discussed below.

Alternatively, if the Fund invests in a PFIC, it may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased such PFIC stock at the end of each year. In that case, the Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from dispositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager and/or the Sub-Adviser may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total returns from the Fund.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amount in excess of such basis will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital. A reduction in the basis of shares could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, if the Fund invests in

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stock, a portion of the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will generally be based on how much of that income the Fund earns for the taxable year in accordance with the IRS rules, rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

     Distributions Derived from Dividends. If the Fund earns dividend income from U.S. corporations, for the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend the Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, the Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

If the Fund earns qualified dividend income, as discussed below, special rules may also apply to regular dividends paid to a non-corporate shareholder of the Fund. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividends paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends reported by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund's qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

"Qualified dividend income" generally means dividends received by the Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and reported by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

     Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

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income from certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, or its agencies and instrumentalities) or from bonds or other debt obligations;

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income from loans of portfolio securities;

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income or gains from options or futures;

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any net short-term capital gain;

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any market discount accrual on tax-exempt bonds; and

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certain foreign currency gains.

     Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund's shareholders as long-term capital gain. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

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     3.8% Medicare Tax. An additional 3.8% tax applies to certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

     Foreign Source Income. Investment income that the Fund may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. If the Fund has investments in foreign securities, the Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year cannot exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, and no later than January 31 of the following calendar year, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Backup Withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders after the end of each calendar year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. A "foreign shareholder" includes, but is not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status (using the applicable IRS Form W-8), the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are

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effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.

Under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), ordinary dividends the Fund pays and, after December 31, 2016, the gross proceeds of share redemptions and certain capital gains dividends it pays to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or IRS Form W-8BEN, respectively. No such witholding will occur with respect to a non-U.S. entity that timely provides the Fund with a valid IRS Form W-8BEN-E (or other applicable Form W-8) indicating the entity's compliance with, or exemption from, FATCA. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances. Some states may similarly require such transactions to be reported separately with the appropriate state taxing authorities.

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Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Sub-Adviser that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OFI Global Asset Management, Inc. is the Fund's Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund's Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.

Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the Federal Deposit Insurance Corporation ("FDIC"). Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager, the Sub-Adviser and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

58

Appendix A

Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class R shares may be waived. Not all Oppenheimer funds offer all of the share classes described and not all waivers apply to all Oppenheimer funds.

The interpretation of these provisions as to the applicability of an agreement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, OFI Global Asset Management, Inc., and/or OppenheimerFunds, Inc. (referred to in this Appendix as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges and Concession Payments in Certain Cases

Class A shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases are subject to the Class A CDSC if redeemed within 18 months, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

■

Purchases of Class A shares aggregating $1 million or more ($500,000 or more for certain Funds).

■

Purchases in an OppenheimerFunds-sponsored Rollover IRA held directly with the Transfer Agent, if the purchases are made:

1.

through a broker, dealer, bank or registered investment adviser that has an agreement with the Distributor for those purchases, or

2.

by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has an agreement with the Distributor for those purchases.

■

Purchases of Class A shares by retirement plans that have any of the following record-keeping arrangements:

1.

The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the retirement plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").

2.

The record keeping for the retirement plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

3.

The record keeping for a retirement plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges

A. Waivers of the Class A Initial and Contingent Deferred Sales Charges for Certain Purchasers and Transactions.

Class A shares purchased in certain circumstances described below are not subject to Class A sales charges (and no concessions are paid by the Distributor on such purchases):

■

Purchases by the Manager or its affiliates.

■

Subject to the requirement to receive Fund documents electronically through eDocs Direct, purchases by present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

■

Purchases by employees and registered representatives (and their spouses) of financial intermediaries that have entered into a sales agreement with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

■

Purchases by separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

■

Purchases by dealers, broker, banks, registered investment advisers and other financial intermediaries that have entered into an agreement with the Distributor to offer the Fund on an advisory fee or wrap fee-based platform.

59

■

Purchases by unit investment trusts that have entered into an agreement with the Distributor.

■

Purchases by financial intermediaries that have entered into an agreement with the Distributor to sell shares to retirement plans and accounts and deferred compensation plans for which the financial intermediary provides administration services.

■

Purchases by group omnibus retirement plans under section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code.

■

Purchases by taxable accounts held directly with the Transfer Agent that are established with the proceeds of Required Minimum Distributions from retirement plans and accounts.

■

Rollover purchases in an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent made with the proceeds of a retirement plan distribution that was previously invested in an Oppenheimer fund.

■

Purchases by former shareholders of Atlas Strategic Income Fund for any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.2

■

Purchases by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan for any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund may exchange.2

■

Purchases within retirement plans that were converted to Class A shares from Class B shares on July 1, 2011.2

■

Purchases made by clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

■

Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

■

Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds.

■

Shares purchased by the reinvestment of loan repayments by a participant in a retirement plan.3

■

Shares purchased in amounts of less than $5 for accounts held directly with the Transfer Agent.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

■

For distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:

1.

Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2.

To return excess contributions.

3.

To return contributions made due to a mistake of fact.

4.

To make hardship withdrawals, as defined in the plan.4

5.

To make distributions required under a Qualified Domestic Relations Order, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6.

To meet the minimum distribution requirements of the Internal Revenue Code.

7.

To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8.

For loans to participants or beneficiaries.

9.

On account of the participant's separation from service.5

10.

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made an agreement with the Distributor.

11.

Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent.6

12.

Distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches aged 59½, as long as the aggregate value of the distributions does not exceed 12% of the account's value annually.

■

Redemptions of shares under an Automatic Withdrawal Plan for an account (other than a retirement plan) if the aggregate value of the redeemed shares does not exceed 12% of the account's value annually.

■

Distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into an agreement with the Distributor.

■

At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record for accounts held directly with the Transfer Agent within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class R Sales Charges

The Class B, Class C and Class R CDSCs will be waived for redemptions of shares in the following cases. Class C or Class R shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

■

Involuntary redemptions of small accounts (please refer to "Minimum Account Balance," in the applicable fund Prospectus).

60

■

Redemptions from accounts other than retirement plans following the death or disability of the last surviving shareholder or sole beneficiary of a Trust. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Internal Revenue Code.

■

At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record for accounts held directly with the Transfer Agent within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

■

Redemptions of Class B shares held by retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

■

Redemptions of Class B shares purchased after June 30, 2008 by OppenheimerFunds Single K plans held directly with the Transfer Agent.

■

Redemptions of Class C shares of an Oppenheimer fund, requested in writing by a retirement plan sponsor and submitted more than 12 months after the retirement plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class R shares of one or more Oppenheimer funds.

■

Distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:

1.

Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

2.

To return excess contributions.

3.

To return contributions made due to a mistake of fact.

4.

To make hardship withdrawals, as defined in the plan.4

5.

To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6.

To meet the minimum distribution requirements of the Internal Revenue Code.

7.

To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

8.

For loans to participants or beneficiaries.3

9.

On account of the participant's separation from service.5

10.

Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a retirement plan if the plan has an agreement with the Distributor.

11.

Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent. 6

12.

For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually.

13.

For distributions from 401(k) plans sponsored by broker-dealers that have entered into an agreement with the Distributor allowing this waiver.

■

Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a retirement plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

■

Redemptions of shares sold to the Manager or its affiliates.

■

Redemptions of shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

■

Redemptions of shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

■

Redemptions of shares issued in plans of reorganization to which the Fund is a party.

Footnotes to Appendix A:

1.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

2.

The availability of this Class A shares sales charge waiver may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

3.

This provision does not apply to loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.

4.

This provision does not apply to IRAs.

5.

This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.

6.

The distribution must be requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.

61

Appendix B

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM OBLIGATION RATINGS

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

SHORT-TERM OBLIGATION RATINGS FOR TAXABLE DEBT AND U.S. MUNICIPAL TAX-EXEMPT COMMERCIAL PAPER

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

62

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

■

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

63

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MUNICIPAL SHORT-TERM NOTE RATINGS

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

■

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

■

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

64

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

ISSUER CREDIT RATINGS

A Standard & Poor's issuer credit rating is a forward-looking opinion about an obligor's overall creditworthiness in order to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest issuer credit rating assigned by Standard & Poor's.

AA: An obligor rated 'AA' has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated 'A' has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated 'BBB' has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB; B; CCC; and CC: Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor rated 'BB' is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

B: An obligor rated 'B' is more vulnerable than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC: An obligor rated 'CCC' is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated 'CC' is currently highly vulnerable.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated 'SD' (selective default) or 'D' is in payment default on one or more of its financial obligations (rated or unrated) unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on a financial obligation are jeopardized. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: An issuer designated 'NR' is not rated.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated 'A-1' has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

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B: An obligor rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C: An obligor rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated 'NR' is not rated.

Fitch, Inc.

International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments. The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility risk). Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a "foreign currency" rating (i.e. the rating is applicable for all convertible currencies of obligation).

INTERNATIONAL LONG-TERM ISSUER RATINGS

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

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RD: Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term category, or to Long-Term categories below 'B'.

INTERNATIONAL SHORT-TERM ISSUER AND ISSUE CREDIT RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS

LONG-TERM OBLIGATIONS

The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

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BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

COMMERCIAL PAPER AND SHORT-TERM DEBT

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)," "(middle)," and "(low)."

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Kroll Bond Rating Agency ("KBRA")

Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA's credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

LONG-TERM CREDIT RATINGS

AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

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BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.

CC Determined to be near default or in default with average recovery expectations.

C Determined to be near default or in default with low recovery expectations.

D In default.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

SHORT-TERM CREDIT RATINGS

K1 Very strong ability to meet short-term obligations.

K2 Strong ability to meet short-term obligations.

K3 Adequate ability to meet short-term obligations.

B Questionable ability to meet short-term obligations.

C Little ability to meet short-term obligations.

D In default on short-term obligations.

KBRA may append a + modifier to ratings in the K1 category to indicate exceptional ability to meet short-term obligations.

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Financial Statements

The Fund's audited Financial Statements, included in the Fund's Annual Report dated November 30, 2014, including the notes thereto and the report of KPMG LLP thereon, are incorporated by reference into this Statement of Additional Information.

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Oppenheimer International Growth Fund

Website

www.oppenheimerfunds.com

Investment Adviser and Sub-Adviser

OFI Global Asset Management, Inc. and OppenheimerFunds, Inc.
225 Liberty Street,11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent and Sub-Transfer Agent

OFI Global Asset Management, Inc. and
Shareholder Services Inc. doing business as OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank

JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm

KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

Legal Counsel

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX0825.001.0115

OPPENHEIMER INTERNATIONAL GROWTH FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 28. – Exhibits

(a)	(i)	Agreement and Declaration of Trust dated 8/15/13: Previously filed with Registrant’s Post-Effective Amendment No. 29, (10/10/13), and incorporated herein by reference.
(b)	(i)	By-Laws dated 8/15/13: Previously filed with Registrant’s Post-Effective Amendment No. 29, (10/10/13), and incorporated herein by reference.
(c)	(i)	Article V of the Agreement and Declaration of Trust: Previously filed with Registrant’s Post-Effective Amendment No. 29, (10/10/13), and incorporated herein by reference.
	(ii)	Article II of the By-Laws: Previously filed with Registrant’s Post-Effective Amendment No. 29, (10/10/13), and incorporated herein by reference.
(d)	(i)	Restated Investment Advisory Agreement dated 11/1/13: Previously filed with Registrant’s Post-Effective Amendment No. 30, (3/25/14), and incorporated herein by reference.
	(ii)	Amended and Restated Investment Sub-Advisory Agreement dated 9/9/13: Previously filed with Registrant’s Post-Effective Amendment No. 29, (10/10/13), and incorporated herein by reference.
(e)	(i)	General Distributor’s Agreement dated 3/21/96: Previously filed with Registrant’s Post-Effective Amendment No. 4, (3/17/98), and incorporated herein by reference.
(ii)

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(iii)

Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(iv)

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(v)

Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

	(vi)	Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(f)	Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

(g)	(i)

Global Custody Agreement dated 8/16/02, as amended: Previously filed with Post-Effective Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

	(ii)	Amendment dated 9/10/14 to the Global Custody Agreement: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Multi-Asset Income Fund (Reg. No. 333-198554), (10/27/14), and incorporated herein by reference.

(h)	Not Applicable.

(i)		Opinion and Consent of Counsel: Previously filed with Registrant’s Post-Effective Amendment No. 29, (10/10/13), and incorporated herein by reference.
(j)		Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)		Not applicable.

(l)		Investment Letter dated from OppenheimerFunds, Inc. to Registrant dated 3/20/96: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/14/96), and incorporated herein by reference.

(m)	(i)	Amended and Restated Service Plan and Agreement for Class A shares dated 6/30/11: Previously filed with Registrant’s Post-Effective Amendment No. 25, (3/28/12), and incorporated herein by reference.
(ii)

Amended and Restated Distribution and Service Plan and Agreement for

Class B shares dated 6/30/11: Previously filed with Registrant’s Post-Effective Amendment No. 25, (3/28/12), and incorporated herein by reference.

(iii)

Amended and Restated Distribution and Service Plan and Agreement for

Class C shares dated 6/30/11: Previously filed with Registrant’s Post-Effective Amendment No. 25, (3/28/12), and incorporated herein by reference.

(iv)

Amended and Restated Distribution and Service Plan and Agreement for

Class N Shares dated 6/30/11: Previously filed with Registrant’s Post-Effective Amendment No. 25, (3/28/12), and incorporated herein by reference.

(n)	Oppenheimer Funds Amended and Restated Plan Pursuant to Rule 18f-3: Previously filed with Post-Effective Amendment No. 71 to the Registration Statement of Oppenheimer Rising Dividends Fund (Reg. No. 2-65223), (2/25/14), and incorporated herein by reference.

(o)	(i)	Power of Attorney dated 9/16/14 for all Trustees and Officers, except Daniel Vandivort: Previously filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer Institutional Money Market Fund (Reg. 333-133173), (9/25/14), and incorporated herein by reference.
	(ii)	Power of Attorney dated 10/23/14 for Daniel Vandivort: Previously filed with Post-Effective Amendment No.17 to the Registration Statement of Oppenheimer Rochester Limited Term California Municipal Fund (Reg. No. 333-111230), (11/25/14), and incorporated herein by reference.

(p)	Code of Ethics of the Oppenheimer Funds, OFI Global Asset Management, Inc. OFI SteelPath, Inc., OppenheimerFunds, Inc. (including certain other affiliates and subsidiaries) and OppenheimerFunds Distributor, Inc., dated as of 6/3/13, under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer SteelPath MLP Funds Trust (Reg. No. 333-163614), (6/27/13), and incorporated herein by reference.

Item 29. – Persons Controlled by or Under Common Control with the Fund

None.

Item 30. – Indemnification

Reference is made to the provisions of Article VII of Registrant's Agreement and Declaration of Trust filed as Exhibit 28(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

 Item 31. – Business and Other Connections of the Investment Advisers

(a)	OFI Global Asset Management, Inc. (the “Manager”) is the manager of the Registrant. The information required by this Item 31 about officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-76771).

(b)	OppenheimerFunds, Inc. (the “Sub-Adviser”) provides advisory services to the Registrant. The information required by this Item 31 about officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Form ADV, filed by the Sub-Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8253).

Item 32. Principal Underwriter

(a)	OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the registered open-end investment companies listed below and for MassMutual Institutional Funds.

Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer Corporate Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Multi-Alternatives Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Multi Strategies Fund
Oppenheimer Global Real Estate Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Institutional Money Market Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds)
Oppenheimer Main Street Select Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Mid-Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Master Inflation Protected Securities Fund, LLC
Oppenheimer Master International Value Fund, LLC
Oppenheimer SteelPath Master MLP Fund, LLC
Oppenheimer SteelPath MLP Funds Trust (4 series):
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer Money Market Fund
Oppenheimer Multi-State Municipal Trust (3 series):
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Portfolio Series (4 series):
Active Allocation Fund
Equity Investor Fund
Conservative Investor Fund
Moderate Investor Fund
Oppenheimer Quest For Value Funds (3 series):
Oppenheimer Global Allocation Fund
Oppenheimer Flexible Strategies Fund
Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Rochester Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Ultra-Short Duration Fund
Oppenheimer Value Fund (a series of Oppenheimer Series Fund)
Oppenheimer Variable Account Funds (12 series):
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Capital Income Fund/VA
Oppenheimer Core Bond Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Diversified Alternatives Fund/VA
Oppenheimer Equity Income Fund/VA
Oppenheimer Global Fund/VA
Oppenheimer Global Strategic Income Fund/VA
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Money Fund/VA

(b)	The directors and officers of the Registrant’s principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Rina Aligaen(2)	Assistant Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Joseph Allyn(1)	Assistant Vice President	None
Nicole Andersen(2)	Assistant Vice President	None
Chuck Anderson(1)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
Rupa Athreya(2)	Senior Vice President	None
Matthew J. Auer(2)	Vice President	None
James Austin(1)	Vice President	None
Anthony E. Bamonte(2)	Vice President	None
James Barker(2)	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Kimberly Belsole(2)	Vice President	None
Rocco Benedetto(2)	Vice President	None
Devin Benton(2)	Vice President	None
Emanuele S. Bergagnini(2)	Vice President	None
Christopher Bergeron(2)	Vice President	None
Rick Bettridge(2)	Vice President	None
Rhea M. Berglund(1)	Vice President	None
Kamal Bhatia(2)	Senior Vice President	None
Adam Bilmes(2)	Vice President	None
Paul Blease(2)	Senior Vice President	None
Carolyn Boccaccio(2)	Vice President	None
Maria Boingeanu(2)	Assistant Vice President	None
William Borders(2)	Assistant Vice President	None
David A. Borrelli(2)	Senior Vice President	None
Jeffrey R. Botwinick(2)	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Brodsky(2)	Vice President	None
Kevin E. Brosmith(2)	Senior Vice President	None
Gregory L. Brown(2)	Vice President	None
Matthew G. Brown(1)	Vice President	None
Megan Byrne(2)	Assistant Vice President	None
Tracy Cairoli(2)	Assistant Vice President	None
Clare Cambria(2)	Assistant Vice President	None
Tara Carbonneau(1)	Assistant Vice President	None
Sean Carey(2)	Assistant Vice President	None
Robert Caruso(2)	Vice President	None
Thomas Caulfield(1)	Vice President	None
Herman Chan(2)	Vice President	None
Donelle Chisolm(2)	Vice President	None
Andrew Chonofsky(2)	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
John Clark(2)	Vice President	None
John Corcoran(2)	Vice President	None
Craig Colby(2)	Vice President	None
Ryan J. Coleman(1)	Vice President	None
Stephanie Colca(2)	Assistant Vice President	None
Gerald James Concepcion(2)	Vice President	None
Serina Copanas(2)	Assistant Vice President	None
Cameron Cowden(2)	Vice President	None
Neev Crane(2)	Vice President	None
Amanda Dampier(2)	Assistant Vice President	None
Edward Dane(2)	Senior Vice President	None
Madeline T. Delianides(2)	Vice President	None
Damaris De Los Santos(2)	Assistant Vice President	None
Richard DeMarco(2)	Assistant Vice President	None
Michael Dennehy(2)	Vice President	None
Jeffrey Dickin(2)	Vice President	None
Steven Dombrower(2)	Vice President	None
Robert Duffey(2)	Vice President	None
Ryan Duffy(2)	Vice President	None
Robert Dunphy(2)	Vice President	None
Paul Eisenhardt(2)	Senior Vice President	None
Peter Ellman(2)	Assistant Vice President	None
Kent M. Elwell(2)	Vice President	None
Michael Eustic(2)	Vice President	None
Gregg A. Everett(2)	Vice President	None
George R. Fahey(1)	Senior Vice President	None
Jason Farrell(2)	Assistant Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Josean Fernandez(2)	Assistant Vice President	None
Christopher Ferrara(2)	Assistant Vice President	None
Michael Ferrer(2)	Vice President	None
Mark J. Ferro(2)	Senior Vice President	None
Nicole Filingeri(2)	Vice President	None
Eric P. Fishel(2)	Vice President	None
Patrick W. Flynn(1)	Senior Vice President	None
David Ford(2)	Vice President	None
John Fortuna(2)	Vice President	None
Jayme Fowler(2)	Vice President	None
Valeri Fox(2)	Assistant Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel(2)	Vice President	None
Alice Fricke(2)	Vice President	None
Arthur S. Gabinet(2)	Chief Legal Officer	Secretary and Chief Legal Officer
Kathryn T. Gallo(2)	Vice President	None
Hazem Gamal(2)	Vice President	None
Christopher Gaudio(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
Nancy Girondo(2)	Assistant Vice President	None
Jill E. Glazerman(2)	Senior Vice President	None
Emily Glotzer(2)	Assistant Vice President	None
Justin A. Goldstein(2)	Assistant Vice President	None
Jack Goldin(2)	Vice President	None
Wesley Golie(1)	Vice President	None
Michael Gottesman(2)	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Steven Grise(2)	Assistant Vice President	None
Anthony Greco(2)	Assistant Vice President	None
Samuel Groban(2)	Vice President	None
Vincent Grogan(2)	Vice President	None
Eric Grossjung(2)	Vice President	None
Ellen Gutierrez(2)	Assistant Vice President	None
Michael D. Guman(2)	Vice President	None
James E. Gunter(2)	Vice President	None
LeaAnna Hartman(1)	Vice President	None
Alexander Hayes(2)	Vice President	None
John Hauryluke(2)	Assistant Vice President	None
Kevin J. Healy(2)	Vice President	None
David Van Hellemont(2)	Vice President	None
Richard Henn(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy Hetson Ehrlich(2)	Vice President	None
Todd Hiller(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Eric Holquist(2)	Vice President	None
Brian T. Hourihan(2)	Assistant Secretary	None
Lucienne Howell(2)	Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Brian F. Husch(2)	Vice President	None
Keith Hylind(2)	Vice President	None
Vincent Iacono(2)	Vice President	None
Christopher Ivezic(2)	Vice President	None
Nickie Jacobs(1)	Assistant Vice President	None
Shonda Rae Jaquez(2)	Vice President	None
Allyson Jarecky(2)	Vice President	None
Robin Jennings(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson(1)	Senior Vice President	None
Sarah Joyce(2)	Assistant Vice President	None
Scott Kelley(1)	Vice President	None
Kedem Assaf(2)	Assistant Vice President	None
Brian Kiley(2)	Vice President	None
Robert K. Kinsey(2)	Vice President	None
Elena Kirova(2)	Assistant Vice President	None
Jeff Klainberg(2)	Vice President	None
Richard Klein(2)	Senior Vice President	None
Joseph Kolman(2)	Assistant Vice President	None
Eric Kristenson(2)	Vice President	None
Lamar Kunes(2)	Senior Vice President	None
Stanford Kutler(2)	Vice President	None
David T. Kuzia(1)	Vice President	None
Laura L. Lawson(2)	Vice President	None
Lisa Lamentino(2)	Vice President	None
John Laudadio(2)	Vice President	None
Daniel Lee(2)	Assistant Vice President	None
Wendy Lee(2)	Vice President	None
John Leonard(2)	Vice President	None
Brian Levitt(2)	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman(2)	Vice President	None
Lorna Lindquist(2)	Vice President	None
Malissa Lischin(2)	Vice President	None
Christina Loftus(2)	Senior Vice President	None
David Lolli(2)	Assistant Vice President	None
Thomas Loncar(2)	Vice President	None
John Luiz(2)	Vice President	None
John Mackey(2)	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik(2)	Vice President	None
Joseph Marich(2)	Vice President	None
Kenneth Martin(2)	Chief Compliance Officer	None
Steven C. Manns(2)	Vice President	None
Todd A. Marion(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Gregory Mehok(2)	Assistant Vice President	None
Derren McDaniel(1)	Vice President	None
Peter McCarthy(1)	Assistant Vice President	None
John C. McDonough(2)	Chief Executive Officer, Chairman, President & Director	None
Matthew McGee(1)	Vice President	None
Brian McGinty(1)	Vice President	None
Kent C. McGowan(2)	Vice President	None
William McNamara(2)	Vice President	None
Daniel Melehan(2)	Vice President	None
Brian F. Medina(1)	Vice President	None
Toller Miller(1)	Vice President	None
Peter Mintzberg(2)	Senior Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser(2)	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Assistant Vice President	None
Wendy Jean Murray(2)	Vice President	None
Keith Myers(1)	Assistant Vice President	None
John S. Napier(2)	Senior Vice President	None
Christina Nasta(2)	Senior Vice President	None
Eugene Nemirovsky(2)	Assistant Vice President	None
Dana B. Newblatt(2)	Assistant Vice President	None
Kevin P. Neznek(2)	Senior Vice President	None
Nichola Noriega(2)	Vice President	None
Peter Novak(2)	Senior Vice President	None
Timothy O’Connell(2)	Vice President	None
James B. O’Connell(2)	Assistant Vice President	None
Patricia O’Connor(2)	Assistant Vice President	None
Tony Oh(1)	Treasurer	None
Leonard Oremland(2)	Senior Vice President	None
Steven Paddon(2)	Senior Vice President	None
Alan Panzer(2)	Vice President	None
Phillip Parrotta(2)	Senior Vice President	None
Andrew Park(1)	Vice President	None
Andrea Pash(2)	Assistant Vice President	None
Maria Paster(2)	Assistant Vice President	None
Ashley Patten(1)	Vice President	None
Brian C. Perkes(2)	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director & Chief Financial Officer	None
Andrew Phillips(1)	Assistant Vice President	None
Scott Porter(2)	Assistant Vice President	None
Chad W. Potter(3)	Assistant Vice President	None
Stacy Pottinger(2)	Assistant Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel Holahan(2)	Vice President	None
Michael E. Quinn(2)	Vice President	None
Minnie Ra(2)	Vice President	None
Richard E. Rath(2)	Vice President	None
William J. Raynor(2)	Vice President	None
James Robinson(1)	Vice President	None
Ian M. Roche(2)	Vice President	None
Jason Roche(2)	Assistant Vice President	None
Adam Rochlin(2)	Vice President	None
Michael Rock(2)	Vice President	None
Philip Rolleri(2)	Assistant Vice President	None
Megan P. Rosenblum(2)	Vice President	None
Thomas Sabow(2)	Vice President	None
Gary Salerno(2)	Vice President	None
Catherine Sanders(2)	Assistant Vice President	None
Christopher Saul(2)	Assistant Vice President	None
John Saunders(2)	Senior Vice President	None
Kurt Savallo(2)	Assistant Vice President	None
Joshua Scher(2)	Assistant Vice President	None
Alex Schardt(2)	Vice President	None
Joshua Scher(2)	Assistant Vice President	None
Thomas Schmitt(2)	Vice President	None
William Schories(2)	Vice President	None
Ryan Sekimoto(3)	Vice President	None
Jennifer Sexton(2)	Senior Vice President	Vice President and Chief Business Officer
Jeffrey Sharon(2)	Vice President	None
James B. Shields(1)	Assistant Vice President	None
Eric M. Schranck(1)	Assistant Vice President	None
Erin Simpson(2)	Assistant Vice President	None
Christopher M. Spencer(2)	Vice President	None
John A. Spensley(2)	Vice President	None
Amy Sperber(2)	Assistant Vice President	None
Kirti Srikant(2)	Assistant Vice President	None
Michael Staples(2)	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein(2)	Vice President	None
Joseph Stellato(2)	Assistant Vice President	None
Benjamin Stewart(2)	Senior Vice President	None
Matthew C. Straut(2)	Senior Vice President	None
Brian C. Summe(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney(2)	Senior Vice President	None
Adam L. Tabor(2)	Vice President	None
Leo Tallon(2)	Vice President	None
Sachin Tandon(2)	Vice President	None
Brian Taylor(2)	Vice President	None
James Taylor(2)	Vice President	None
Paul Temple(2)	Vice President	None
Saul Tessler(2)	Assistant Vice President	None
Christopher Thabet(2)	Assistant Vice President	None
David G. Thomas(2)	Vice President	None
John Thorpe(1)	Vice President	None
Jay S. Therrien(2)	Assistant Vice President	None
Stephen D. Tisdalle(2)	Senior Vice President	None
Luz Touma(2)	Vice President	None
Catherine Tulley(1)	Assistant Vice President	None
Wesley Vance(2)	Vice President	None
Vincent Vermette(2)	Vice President	None
Alyse Vishnick(2)	Assistant Vice President	None
Melissa Wade(1)	Assistant Vice President	None
Kenneth Waddell(2)	Vice President	None
Eliot Walsh(2)	Assistant Vice President	None
Richard Walsh(2)	Vice President	None
Teresa Ward(2)	Vice President	None
Jerry Webman(2)	Senior Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner(2)	Vice President	None
Kim Weinrick(2)	Vice President	None
Donn S. Weise(2)	Vice President	None
Chris G. Werner(2)	Vice President	None
Jason Widener(2)	Vice President	None
Ryan C. Wilde(1)	Vice President	None
Tim Wilkinson(1)	Vice President	None
Martha B. Willis(2)	Director & Executive Vice President	None
Thomas Winnick(2)	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Kevin Woodson(1)	Assistant Vice President	None
Cary Patrick Wozniak(2)	Vice President	None
Alexander Young(2)	Vice President	None
David Zicchinella(2)	Assistant Vice President	None
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)2100 McKinney Avenue, Suite 1401, Dallas, TX 75201

(c)	Not applicable.

Item 33. – Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OFI Global Asset Management, Inc., OppenheimerFunds, Inc. and Shareholder Services, Inc., as applicable, at each entity’s offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. – Management Services

Not applicable.

Item 35. – Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of January, 2015.

OPPENHEIMER INTERNATIONAL GROWTH FUND

By:	Arthur P. Steinmetz*
Arthur P. Steinmetz President and
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Brian F. Wruble*	Chairman of the	January 28, 2015
Brian F. Wruble	Board of Trustees

Arthur P. Steinmetz*	President and	January 28, 2015
Arthur P. Steinmetz	Principal Executive Officer

Brian W. Wixted*	Treasurer, Principal	January 28, 2015
Brian W. Wixted	Financial & Accounting Officer

David K. Downes*	Trustee	January 28, 2015
David K. Downes

Matthew P. Fink*	Trustee	January 28, 2015
Matthew P. Fink

Edmund P. Giambastiani, Jr.*	Trustee	January 28, 2015
Edmund P. Giambastiani, Jr.

William F. Glavin, Jr.*	Trustee	January 28, 2015
William F. Glavin, Jr.

Elizabeth Krentzman*	Trustee	January 28, 2015
Elizabeth Krentzman

Mary F. Miller*	Trustee	January 28, 2015
Mary F. Miller

Joel W. Motley*	Trustee	January 28, 2015
Joel W. Motley

Joanne Pace*	Trustee	January 28, 2015
Joanne Pace

Daniel Vandivort*	Trustee	January 28, 2015
Daniel Vandivort

Peter I. Wold*	Trustee	January 28, 2015
Peter I. Wold

*By:	/s/ Mitchell J. Lindauer
Mitchell J. Lindauer, Attorney-in-Fact

Oppenheimer International Growth Fund

Post-Effective Amendment No. 32

Registration Statement No. 333-00201

EXHIBIT INDEX

Exhibit No.		Description

28	(j)	Independent Registered Public Accounting Firm’s Consent